Executed in 52 Counterparts of which this is Counterpart No. _____.
=================================================================================

NIAGARA MOHAWK POWER CORPORATION

to
HSBC Bank USA, as Trustee

_____________

SUPPLEMENTAL INDENTURE
Dated as of May 1, 2003

Providing for the exchange of instruments relating to the following so as to evidence the extension of the due date thereof and change in interest rate provisions thereof: Bonds of the Eighty-third Series, Bonds of the Eighty-fourth Series, and Bonds of the Eighty-fifth Series, splitting the Eighty-third Series into three series and redesignating two of such series as the Eighty-ninth and Ninetieth Series and exchanging Bonds of the Eighty-third Series for an equivalent principal amount of Bonds of the Eighty-third Series, Bonds of the Eighty-ninth Series and Bonds of the Ninetieth Series, splitting the Eighty-fourth Series into four series and redesignating three of such series as the Ninety-first Series, the Ninety-second Series and the Ninety-third Series and exchanging Bonds of the Eighty-fourth Series for an equivalent principal amount of Bonds of the Eighty-fourth Series, the Ninety-first Series, the Ninety-second Series and the Ninety-third Series and providing for the corresponding amendment and restatement of the Supplemental Indentures dated as of March 20, 1996 and June 1, 2000.

=================================================================================

SUPPLEMENTAL INDENTURE, dated as of May 1, 2003, made by and between NIAGARA MOHAWK POWER CORPORATION, a corporation duly organized and existing under the laws of the State of New York, having its principal place of business (residence) at No. 300 Erie Boulevard West, Syracuse, New York (hereinafter sometimes referred to as the "Company"), party of the first part, and HSBC Bank USA (successor to Bankers Trust Company, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named The Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank – New York), a banking association duly organized and existing under the laws of the State of New York, having its principal corporate trust office at 452 Fifth Avenue, New York, New York (hereinafter sometimes referred to as the "Trustee"), as Trustee under the Mortgage Trust Indenture hereinafter mentioned, party of the second part.

WHEREAS, the Company (formerly Central New York Power Corporation) has heretofore executed and delivered to the Trustee its Mortgage Trust Indenture dated as of October 1, 1937 (hereinafter referred to as the "Original Indenture") and indentures supplemental thereto dated as of December 1, 1938, as of April 15, 1939, as of July 1, 1940, as of January 1, 1942, as of October 1, 1944, as of June 1, 1945, as of November 29, 1946, as of August 17, 1948, as of December 31, 1949, as of January 1, 1950, as of October 1, 1950, as of October 19, 1950, as of December 1, 1951, as of February 1, 1953, as of February 20, 1953, as of October 1, 1953, as of August 1, 1954, as of April 25, 1956, as of May 1, 1956, as of September 1, 1957, as of June 1, 1958, as of March 15, 1960, as of October 1, 1960, as of November 1, 1961, as of December 1, 1964, as of October 1, 1966, as of July 15, 1967, as of August 1, 1967, as of August 1, 1968, as of December 1, 1969, as of February 1, 1971, as of February 1, 1972, as of August 1, 1972, as of December 1, 1973, as of October 1, 1974, as of March 1, 1975, as of August 1, 1975, as of March 15, 1977, as of August 1, 1977, as of December 1, 1977, as of March 1, 1978, as of December 1, 1978, as of September 1, 1979, as of October 1, 1979, as of June 15, 1980, as of September 1, 1980, as of March 1, 1981, as of August 1, 1981, as of March 1, 1982, as of October 1, 1982, as of June 1, 1982, as of August 1, 1982, as of November 1, 1982, as of March 1, 1983, as of May 1, 1983, as of June 1, 1983, as of March 1, 1984, as of May 1, 1984, as of July 1, 1984, as of October 1, 1984, as of January 1, 1985, as of February 1, 1985, as of February 15, 1985, as of November 1, 1985, as of June 1, 1986, as of August 1, 1986, as of October 1, 1986, as of November 1, 1986, as of July 1, 1987, as of May 1, 1988, as of February 1, 1989, as of April 1, 1989, as of October 1, 1989, as of June 1, 1990, as of November 1, 1990, as of March 1, 1991, as of October 1, 1991, as of April 1, 1992, as of June 1, 1992, as of July 1, 1992, as of August 1, 1992, as of April 1, 1993, as of July 1, 1993, as of September 1, 1993, as of March 1, 1994, as of July 1, 1994, as of May 1, 1995, as of March 20, 1996, as of June 30, 1998 and as of June 1, 2000 (said Original Indenture, together with all instruments stated to be supplemental thereto to which the Trustee has heretofore been or shall hereafter be a party, including said enumerated Supplemental Indentures and this Supplemental Indenture, being herein referred to as the "Indenture"); capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture; and

WHEREAS, the Indenture provides in Section 1 of Article Twelfth thereof that without any action or consent by, or notice to, the holders of any of the Bonds, the Company and the Trustee, from time to time and at any time, may enter into such indentures supplemental to the Original Indenture as shall be by them deemed necessary or desirable for the purpose of establishing the form, term, provisions and conditions of a particular series of Bonds, and of providing the terms and conditions of redemption of Bonds of such series, or for a retirement fund or other fund for such series, or for any other purpose not inconsistent with the terms of the Indenture and which shall not impair the security of the same; and

WHEREAS, the Indenture provides in Section 2 of Article Twelfth thereof that in addition to the power and authority given under Section 1 of Article Twelfth, any of the provisions of the Indenture may be amended, repealed or modified in the manner provided in such Section 2, provided, that no such amendment, repeal or modification shall alter or impair the obligation of the Company, which is absolute and unconditional to pay the principal and interest of any Bond outstanding under the Indenture at the time and place and at the rate prescribed therein without notice to and the consent of the holder of such Bond; and

WHEREAS, the Indenture provides in paragraph E of Section 2 of Article Twelfth thereof that, provided the holders of at least 66 2/3 per cent in aggregate principal amount of the outstanding Bonds affected by the alteration shall have consented to and approved the execution of any such supplemental indenture, no holder of any Bond shall thereafter have any right or interest to object to any of the terms or provisions therein contained, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Company from executing the same or from taking any action pursuant to the provisions thereof; and

WHEREAS, the Indenture provides in Section 7 of Article Fourth thereof that, so long as the Company shall not be in default with respect to the performance or observance of any covenant or agreement contained in the Indenture, the Company may from time to time sign, seal and deliver to the Trustee and the Trustee, subject to the provisions of such Section 7, shall authenticate and deliver to or upon the order of the Company additional Bonds secured by the Indenture in exchange for outstanding Bonds of a like aggregate principal amount, subject to the terms and conditions set forth in such Section 7; and

WHEREAS, the New York State Energy Research and Development Authority ("NYSERDA") has heretofore issued:

(i) Pollution Control Revenue Bonds (Niagara Mohawk Power Corporation Project) due July 1, 2015, 1985 Series A (the "Prior Series 1985A NYSERDA Bonds"), pursuant to an Indenture of Trust dated as of August 15, 1985, as amended (the "Prior Series 1985A NYSERDA Indenture"), between NYSERDA and The Bank of New York (successor to Irving Trust Company), as trustee (in such capacity, the "Prior Series 1985A NYSERDA Trustee");

(ii) Pollution Control Refunding Revenue Bonds (Niagara Mohawk Power Corporation Project) due December 1, 2025, 1985 Series B (the "Prior Series 1985B NYSERDA Bonds"), pursuant to an Indenture of Trust dated as of December 1, 1985 (the "Prior Series 1985B NYSERDA Indenture"), between NYSERDA and The Bank of New York (successor to Irving Trust Company), as trustee (in such capacity, the "Prior Series 1985B NYSERDA Trustee");

(iii) Pollution Control Refunding Revenue Bonds (Niagara Mohawk Power Corporation Project) due December 1, 2025, 1985 Series C (the "Prior Series 1985C NYSERDA Bonds"), pursuant to an Indenture of Trust dated as of December 1, 1985 (the "Prior Series 1985C NYSERDA Indenture"), between NYSERDA and The Bank of New York (successor to Irving Trust Company), as trustee (in such capacity, the "Prior Series 1985C NYSERDA Trustee");

(iv) Pollution Control Revenue Bonds (Niagara Mohawk Power Corporation Project) due December 1, 2026, 1986 Series A (the "Prior Series 1986A NYSERDA Bonds"), pursuant to an Indenture of Trust dated as of December 1, 1986, as amended (the "Prior Series 1986A NYSERDA Indenture"), between NYSERDA and The Bank of New York (successor to Irving Trust Company), as trustee (in such capacity, the "Prior Series 1986A NYSERDA Trustee");

(v) Pollution Control Flexible Rate Refunding Revenue Bonds (Niagara Mohawk Power Corporation Project ) due March 1, 2027, 1987 Series A, as amended (the "Prior Series 1987A NYSERDA Bonds"), pursuant to an Indenture of Trust dated as of March 1, 1987 (the "Prior Series 1987A NYSERDA Indenture"), between NYSERDA and The Bank of New York (successor to Irving Trust Company), as trustee (in such capacity, the "Prior Series 1987A NYSERDA Trustee");

(vi) Pollution Control Flexible Rate Revenue Bonds (Niagara Mohawk Power Corporation Project) due July 1, 2027, 1987 Series B (the "Prior Series 1987B NYSERDA Bonds"), pursuant to an Indenture of Trust dated as of July 1, 1987, as amended (the "Prior Series 1987B NYSERDA Indenture"), between NYSERDA and The Bank of New York (successor to Irving Trust Company), as trustee (in such capacity, the "Prior Series 1987B NYSERDA Trustee"); and

(vii) Adjustable Rate Pollution Control Revenue Bonds (Niagara Mohawk Power Corporation Project) due December 1, 2023, 1988 Series A (the "Prior Series 1988A NYSERDA Bonds"), pursuant to an Indenture of Trust dated as of December 1, 1988, as amended (the "Prior Series 1988A NYSERDA Indenture"), between NYSERDA and The Bank of New York (successor to Irving Trust Company), as trustee (in such capacity, the "Prior Series 1988A NYSERDA Trustee");

(the Prior Series 1985A NYSERDA Bonds, the Prior Series 1985B NYSERDA Bonds, the Prior Series 1985C NYSERDA Bonds, the Prior Series 1986A NYSERDA Bonds, the Prior Series 1987A NYSERDA Bonds, the Prior Series 1987B NYSERDA Bonds and the Prior Series 1988A NYSERDA Bonds, collectively called the "Prior NYSERDA Bonds"; the Prior Series 1985A NYSERDA Indenture, the Prior Series 1985B NYSERDA Indenture, the Prior Series 1985C NYSERDA Indenture, the Prior Series 1986A NYSERDA Indenture, the Prior Series 1987A NYSERDA Indenture, the Prior Series 1987B NYSERDA Indenture and the Prior Series 1988A NYSERDA Indenture, collectively called the "Prior NYSERDA Indentures"; and the Prior Series 1985A NYSERDA Trustee, the Prior Series 1985B NYSERDA Trustee, the Prior Series 1985C NYSERDA Trustee, the Prior Series 1986A NYSERDA Trustee, the Prior Series 1987A NYSERDA Trustee, the Prior Series 1987B NYSERDA Trustee and the Prior Series 1988A NYSERDA Trustee, collectively called the "Prior NYSERDA Trustees"), and advanced to the Company the proceeds of the Prior NYSERDA Bonds for use by the Company in connection with pollution control projects of the Company; and

WHEREAS, in connection with the issuance of the Prior NYSERDA Bonds, pursuant to the several Participation Agreements, as amended, between NYSERDA and the Company dated as of August 15, 1985 with respect to the Prior Series 1985A NYSERDA Bonds, December 1, 1985 with respect to the Prior Series 1985B NYSERDA Bonds, December 1, 1985 with respect to the Prior Series 1985C NYSERDA Bonds, December 1, 1986 with respect to the Prior Series 1986A NYSERDA Bonds, March 1, 1987, with respect to the Prior Series 1987A NYSERDA Bonds, July 1, 1987 with respect to the Prior Series 1987B NYSERDA Bonds and December 1, 1988 with respect to the Prior Series 1988A NYSERDA Bonds, the Company delivered to the respective Prior NYSERDA Trustees (i) $163,000,000 in principal amount of its First Mortgage Bonds, Floating Rate Series C due June 2, 2003 (also known as the Eighty-third Series of Bonds), (ii) $213,260,000 in principal amount of its First Mortgage Bonds, Floating Rate Series D due June 2, 2003 (also known as the Eighty-fourth Series of Bonds) and (iii) $37,500,000 in principal amount of its First Mortgage Bonds, Floating Rate Series E due June 2, 2003 (also known as the Eighty-fifth Series of Bonds) (collectively, the "Prior First Mortgage Bonds"), pursuant to a Supplemental Indenture dated as of March 20, 1996 as amended by a Supplemental Indenture dated as of June 1, 2000 (as so amended, the "Prior Supplemental Indenture") between the Company and HSBC Bank USA (successor to Bankers Trust Company), as trustee, which pursuant to the Prior Supplemental Indenture were transferred to Bank One, NA, as Master Creditor Agent (the "Master Creditor Agent") under the Amended and Restated Master Creditor Agreement dated as of June 1, 2000 (as amended, supplemented or modified from time to time, the "Master Creditor Agreement"), on behalf of the lenders and issuing bank named as "Lenders" and the "Issuing Bank" in, (I) with respect to the Prior First Mortgage Bonds described in clause (i) above, the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of June 1, 2000 (the "Prior Morgan Reimbursement Agreement") among the Company and the Prior LC Credit Parties named therein, including Morgan Guaranty Trust Company, as Prior LC Issuer, (II) with respect to the Prior First Mortgage Bonds described in clause (ii) above, (a) the Amended and Restated Reimbursement Agreement dated as of June 1, 2000 (the "Prior Bank One Reimbursement Agreement I") among the Company and the Prior LC Credit Parties, including Bank One, NA, as Prior LC Issuer and (b) the Amended and Restated Reimbursement Agreement dated as of June 1, 2000 (the "Prior Toronto Dominion Reimbursement Agreement") among the Company and the Prior LC Credit Parties, including Toronto Dominion (Texas), Inc., as Prior LC Issuer, and (III) with respect to the Prior First Mortgage Bonds described in clause (iii) above, the Amended and Restated Reimbursement Agreement II dated as of June 1, 2000 (the "Prior Bank One Reimbursement Agreement II") among the Company and the Prior LC Credit Parties, including Bank One, NA, as Prior LC Issuer (such issuing banks collectively called the "Prior LC Issuers", such lenders collectively called the "Prior LC Lenders" and the Prior LC Issuers and the Prior LC Lenders collectively called the "Prior LC Credit Parties") as security for the Company’s obligations to the Prior LC Credit Parties under the Prior Reimbursement Agreements (the Prior Morgan Reimbursement Agreement, the Prior Bank One Reimbursement Agreement I, the Prior Toronto Dominion Reimbursement Agreement and the Prior Bank One Reimbursement Agreement II, collectively called the "Prior Reimbursement Agreements"); and

WHEREAS, in order to (a) permit the NYSERDA Bonds to bear interest at various variable interest rates, including, without limitation, at daily, weekly, monthly, semi-annual, term, commercial paper and auction rates, (b) provide for new provisions made necessary or desirable by the issuance of a municipal bond insurance policy (the "Bond Insurance Policy") and (c) otherwise conform certain terms of the Prior NYSERDA Indentures relating to each series of the NYSERDA Bonds while they bear interest at variable interest rates and certain other terms of the Original Indenture with the current market standard for multi-modal bonds, NYSERDA has agreed

(i) pursuant to a First Supplemental Participation Agreement between NYSERDA and the Company dated as of May 1, 2003 (the "Series 1985A NYSERDA Participation Agreement"), as of May 1, 2003, to amend and restate the Prior Series 1985A NYSERDA Bonds (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1985A NYSERDA Bonds", and to amend and restate the Prior Series 1985A NYSERDA Indenture, pursuant to an Amended and Restated Indenture of Trust dated as of May 1, 2003 (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1985A NYSERDA Indenture") between NYSERDA and The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "Series 1985A NYSERDA Trustee");

(ii) pursuant to a First Supplemental Participation Agreement between NYSERDA and the Company dated as of May 1, 2003 (the "Series 1985B NYSERDA Participation Agreement"), as of May 1, 2003, to amend and restate the Prior Series 1985B NYSERDA Bonds (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1985B NYSERDA Bonds", and to amend and restate the Prior Series 1985B NYSERDA Indenture, pursuant to an Amended and Restated Indenture of Trust dated as of May 1, 2003 (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1985B NYSERDA Indenture") between NYSERDA and The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "Series 1985B NYSERDA Trustee");

(iii) pursuant to a First Supplemental Participation Agreement between NYSERDA and the Company dated as of May 1, 2003 (the "Series 1985C NYSERDA Participation Agreement"), as of May 1, 2003, to amend and restate the Prior Series 1985C NYSERDA Bonds (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1985C NYSERDA Bonds", and to amend and restate the Prior Series 1985C NYSERDA Indenture, pursuant to an Amended and Restated Indenture of Trust dated as of May 1, 2003 (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1985C NYSERDA Indenture") between NYSERDA and The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "Series 1985C NYSERDA Trustee");

(iv) pursuant to a First Supplemental Participation Agreement between NYSERDA and the Company dated as of May 1, 2003 (the "Series 1986A NYSERDA Participation Agreement"), as of May 1, 2003, to amend and restate the Prior Series 1986A NYSERDA Bonds (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1986A NYSERDA Bonds", and to amend and restate the Prior Series 1986A NYSERDA Indenture, pursuant to an Amended and Restated Indenture of Trust dated as of May 1, 2003 (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1986A NYSERDA Indenture") between NYSERDA and The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "Series 1986A NYSERDA Trustee");

(v) pursuant to a Second Supplemental Participation Agreement between NYSERDA and the Company dated as of May 1, 2003 (the "Series 1987A NYSERDA Participation Agreement"), as of May 1, 2003, to amend and restate the Prior Series 1987A NYSERDA Bonds (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1987A NYSERDA Bonds", and to amend and restate the Prior Series 1987A NYSERDA Indenture, pursuant to an Amended and Restated Indenture of Trust dated as of May 1, 2003 (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1987A NYSERDA Indenture") between NYSERDA and The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "Series 1987A NYSERDA Trustee");

(vi) pursuant to a Second Supplemental Participation Agreement between NYSERDA and the Company dated as of May 1, 2003 (the "Series 1987B NYSERDA Participation Agreement"), as of May 1, 2003, to split the Prior Series 1987B NYSERDA Bonds into two series, such additional series, as amended, supplemented or modified from time to time, to be called the "Series 1987B-1 NYSERDA Bonds" and the "Series 1987B-2 NYSERDA Bonds", and to amend and restate the Prior Series 1987B NYSERDA Indenture, pursuant to an Amended and Restated Indenture of Trust dated as of May 1, 2003 (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1987B NYSERDA Indenture") between NYSERDA and The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "Series 1987B NYSERDA Trustee"); and

(vii) pursuant to a Second Supplemental Participation Agreement between NYSERDA and the Company dated as of May 1, 2003 (the "Series 1988A NYSERDA Participation Agreement"), to amend and restate the Prior Series 1988A NYSERDA Bonds (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1988A NYSERDA Bonds", and to amend and restate the Prior Series 1988A NYSERDA Indenture, pursuant to an Amended and Restated Indenture of Trust dated as of May 1, 2003 (as so amended and restated and as may be further amended, supplemented or modified from time to time, the "Series 1988A NYSERDA Indenture") between NYSERDA and The Bank of New York, as trustee (together with its successors and assigns in such capacity, the "Series 1988A NYSERDA Trustee")

(the Series 1985A NYSERDA Bonds, the Series 1985B NYSERDA Bonds, the Series 1985C NYSERDA Bonds, the Series 1986A NYSERDA Bonds, the Series 1987A NYSERDA Bonds, the Series 1987B-1 NYSERDA Bonds, the Series 1987B-2 NYSERDA Bonds and the Series 1988A NYSERDA Bonds, collectively called the "NYSERDA Bonds"; the Series 1985A NYSERDA Indenture, the Series 1985B NYSERDA Indenture, the Series 1985C NYSERDA Indenture, the Series 1986A NYSERDA Indenture, the Series 1987A NYSERDA Indenture, the Series 1987B NYSERDA Indenture and the Series 1988A NYSERDA Indenture, collectively called the "NYSERDA Indentures" and each a "NYSERDA Indenture"; the Series 1985A NYSERDA Trustee, the Series 1985B NYSERDA Trustee, the Series 1985C NYSERDA Trustee, the Series 1986A NYSERDA Trustee, the Series 1987A NYSERDA Trustee, the Series 1987B NYSERDA Trustee and the Series 1988A NYSERDA Trustee, collectively called the "NYSERDA Trustees" and each a "NYSERDA Trustee"; and the Series 1985A NYSERDA Participation Agreement, the Series 1985B NYSERDA Participation Agreement, the Series 1985C NYSERDA Participation Agreement, the Series 1986A NYSERDA Participation Agreement, the Series 1987A NYSERDA Participation Agreement, the Series 1987B NYSERDA Participation Agreement and the Series 1988A NYSERDA Participation Agreement, collectively called the "NYSERDA Participation Agreements"); and

WHEREAS, as set forth in the Participation Agreement, NYSERDA and the Company have agreed that concurrently at such times as the Prior NYSERDA Bonds are amended and restated to become the NYSERDA Bonds and the Series 1987B-1 NYSERDA Bonds and the Series 1987B-2 NYSERDA Bonds are issued in exchange for the Prior Series 1987B NYSERDA Bonds, the Company will take actions necessary to ensure that (i) certificates representing all Prior First Mortgage Bonds relating to such Prior NYSERDA Bonds and the Prior Reimbursement Agreements shall be delivered by either the Prior LC Issuer (or its agent) or the Prior NYSERDA Trustee, as applicable, to the NYSERDA Trustee, who may transfer the same to Ambac Assurance Corporation, as the issuer of the Bond Insurance Policy (together with its successors and assigns, the "Bond Insurer"), (ii) all Prior First Mortgage Bonds relating to such Prior NYSERDA Bonds shall be amended and restated pursuant to the terms of this Supplemental Indenture, (iii) the Prior Supplemental Indenture shall be amended under and pursuant to the terms of this Supplemental Indenture, (iv) the Prior LC Issuer (or its agent) or the NYSERDA Trustee, as applicable, shall deliver the Prior First Mortgage Bonds to the Trustee and (v) the Trustee shall deliver new certificates representing the First Mortgage Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second and Ninety-third Series to the NYSERDA Trustee pursuant to the terms of this Supplemental Indenture; and

WHEREAS, the Company desires to enter into this Supplemental Indenture, which is an indenture supplemental to the Original Indenture, with the Trustee for the purpose of (a) amending and restating the form, terms, provisions and conditions of the Eighty-third, Eighty-fourth and Eighty-fifth Series of Bonds under the Indenture, for the purpose of (i) splitting the Eighty-third Series (in the current outstanding principal amount of $163,000,000) into three series and redesignating two of such series as the Eighty-ninth (in the maximum principal amount of $69,800,000) and Ninetieth (in the maximum principal amount of $25,000,000) Series of Bonds and exchanging the Bonds of the Eighty-third Series of Bonds for an equivalent principal amount of Bonds of the Eighty-third, Eighty-ninth and Ninetieth Series of Bonds (with the remaining Eighty-third Series having a maximum principal amount of $68,200,000 after all Bonds to be exchanged for Bonds of the Eighty-ninth and Ninetieth Series have been so exchanged), (ii) splitting the Eighty-fourth Series (in the current outstanding principal amount of $213,260,000) into four series and redesignating three of such series as the Ninety-first (in the maximum principal amount of $37,500,000), Ninety-second (in the maximum principal amount of $50,000,000) and Ninety-third (in the maximum principal amount of $25,760,000) Series of Bonds and exchanging the Bonds of the Eighty-fourth Series of Bonds for an equivalent principal amount of Bonds of the Eighty-fourth, Ninety-first, Ninety-second and Ninety-third Series of Bonds (with the remaining Eighty-fourth Series having a maximum principal amount of $100,000,000 after all Bonds to be exchanged for Bonds of the Ninety-first, Ninety-second and Ninety-third Series have been so exchanged), and (b) amending the Supplemental Indentures creating and amending the Eighty-third, Eighty-fourth and Eighty-fifth Series of Bonds in accordance with this Supplemental Indenture, all as determined by resolution or resolutions of the Board of Directors of the Company and as agreed to by the Master Creditor Agent on behalf of the Prior LC Credit Parties, as holder of 100% of the Bonds of the Eighty-third, Eighty-fourth and Eighty-fifth Series, and in accordance with Section 7 of Article Fourth of the Indenture; and

WHEREAS, the current aggregate balance of principal indebtedness, in respect of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second and Ninety-third Series of Bonds, outstanding after giving effect to this Supplemental Indenture, $413,760,000, is not and is not permitted to be in excess of the current aggregate balance of principal indebtedness, in respect of the Eighty-third, Eighty-fourth and Eighty-fifth Series of Bonds, outstanding under the Original Indenture with respect to which mortgage tax was paid, no reloans or readvances have become secured under the Indenture to date with respect to which mortgage tax was not previously paid and no additional monies are secured by this Supplemental Indenture, entitling the Company to request exemption from mortgage tax under Section 255 of the Real Estate Tax Law of the State of New York; and

WHEREAS, the Company in the exercise of the authority and power reserved to it under and by virtue of the provisions of the Indenture and pursuant to appropriate resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee, and has requested the Trustee to enter into, a supplemental indenture in the form hereof and for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE

W I T N E S S E T H:

That for and in consideration of the premises and of the purchase or acceptance of the Bonds by those who shall hold the same from time to time and of the sum of One Dollar to the Company duly paid by the Trustee at or before the execution and delivery of this Supplemental Indenture and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the Company does hereby covenant and agree with the Trustee for the benefit of the holders of the Bonds, or any of them, issued or to be issued under the Indenture, as follows:

ARTICLE I

AMENDMENT AND RESTATEMENT
OF THE SUPPLEMENTAL INDENTURE CREATING
THE PRIOR MORTGAGE BONDS

Section 1. Effectiveness of this Supplemental Indenture. Effective on the first of the Effective Dates (as hereinafter defined) of any of Articles II through IX (the "Initial Effective Date"), the prior Supplemental Indenture shall be amended and restated as set forth in this Supplemental Indenture.

Section 2. Effective Dates of Articles II through IX.

(a) Article II of this Supplemental Indenture setting forth the amended and restated terms of the First Mortgage Bonds of the Eighty-third Series shall become effective on the date on which the Prior First Mortgage Bonds of the Eighty-third Series (other than the Bonds of that series redesignated as the Bonds of the Eighty-ninth Series or the Bonds of the Ninetieth Series) shall have been delivered to the Trustee in exchange for the Amended and Restated Bonds of the Eighty-third Series, as set forth in Section 1 of Article II.

(b) Article III of this Supplemental Indenture setting forth the amended and restated terms of the First Mortgage Bonds of the Eighty-fourth Series shall become effective on the date on which the Prior First Mortgage Bonds of the Eighty-fourth Series (other than the Bonds of that series redesignated as the Bonds of the Ninety-first Series, the Bonds of the Ninety-second Series or the Bonds of the Ninety-third Series) shall have been delivered to the Trustee in exchange for the Amended and Restated Bonds of the Eighty-fourth Series, as set forth in Section 1 of Article III.

(c) Article IV of this Supplemental Indenture setting forth the amended and restated terms of the First Mortgage Bonds of the Eighty-fifth Series shall become effective on the date on which the Prior First Mortgage Bonds of the Eighty-fifth Series shall have been delivered to the Trustee in exchange for the Amended and Restated Bonds of the Eighty-fifth Series, as set forth in Section 1 of Article IV.

(d) Article V of this Supplemental Indenture setting forth the terms of the First Mortgage Bonds of the Eighty-ninth Series (which shall be split from the Prior First Mortgage Bonds of the Eighty-third Series on the date on which Article V becomes effective) shall become effective on the date on which $69,800,000 principal amount of the Prior First Mortgage Bonds of the Eighty-third Series shall have been delivered to the Trustee in exchange for the Bonds of the Eighty-ninth Series, as set forth in Section 1 of Article V.

(e) Article VI of this Supplemental Indenture setting forth the terms of the First Mortgage Bonds of the Ninetieth Series (which shall be split from the Prior First Mortgage Bonds of the Eighty-third Series on the date on which Article VI becomes effective) shall become effective on the date on which $25,000,000 principal amount of the Prior First Mortgage Bonds of the Eighty-third Series shall have been delivered to the Trustee in exchange for the Bonds of the Ninetieth Series, as set forth in Section 1 of Article VI.

(f) Article VII of this Supplemental Indenture setting forth the terms of the First Mortgage Bonds of the Ninety-first Series (which shall be split from the Prior First Mortgage Bonds of the Eighty-fourth Series on the date on which Article VII becomes effective) shall become effective on the date on which $37,500,000 of the Prior First Mortgage Bonds of the Eighty-fourth Series shall have been delivered to the Trustee in exchange for the Bonds of the Ninety-first Series, as set forth in Section 1 of Article VII.

(g) Article VIII of this Supplemental Indenture setting forth the terms of the First Mortgage Bonds of the Ninety-second Series (which shall be split from the Prior First Mortgage Bonds of the Eighty-fourth Series on the date on which Article VIII becomes effective) shall become effective on the date on which $50,000,000 of the Prior First Mortgage Bonds of the Eighty-fourth Series shall have been delivered to the Trustee in exchange for the Bonds of the Ninety-second Series, as set forth in Section 1 of Article VIII.

(h) Article IX of this Supplemental Indenture setting forth the terms of the First Mortgage Bonds of the Ninety-third Series (which shall be split from the Prior First Mortgage Bonds of the Eighty-fourth Series on the date on which Article IX becomes effective) shall become effective on the date on which $25,760,000 of the Prior First Mortgage Bonds of the Eighty-fourth Series shall have been delivered to the Trustee in exchange for the Bonds of the Ninety-third Series, as set forth in Section 1 of Article IX.

Section 3. Replacement Bonds if Effective Dates Differ. If the Effective Dates of Articles II, V and VI are not the same date, the Trustee shall, at the request of the holder to the Prior First Mortgage Bonds of the Eighty-third Series in accordance with the provisions of the Indenture, but at no charge to such holder, authenticate and deliver to such holder a replacement Bond or Bonds of the Eighty-third Series representing the portion of the Prior First Mortgage Bonds of the Eighty-third Series not delivered for exchange and replacement on such Effective Date. Likewise, if the Effective Dates of Articles III, VII, VIII and IX are not the same date, the Trustee shall, at the request of the holder to the Prior First Mortgage Bonds of the Eighty-fourth Series in accordance with the provisions of the Indenture, but at no charge to such holder, authenticate and deliver to such holder a replacement Bond or Bonds of the Eighty-fourth Series representing the portion of the Prior First Mortgage Bonds of the Eighty-fourth Series not delivered for exchange and replacement on such Effective Date.

ARTICLE II

AMENDMENT AND RESTATEMENT OF THE
EIGHTY-THIRD SERIES OF FIRST MORTGAGE BONDS

Section 1. Amendment and Restatement of Bonds of the Eighty-third Series. At such time as all Prior First Mortgage Bonds of the Eighty-third Series issued under the Prior Supplemental Indenture (other than the Bonds of that series redesignated as the Bonds of the Eighty-ninth Series or the Bonds of the Ninetieth Series) not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article II (which shall be deemed to be the "Effective Date" of this Article II), such Prior First Mortgage Bonds of the Eighty-third Series not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation shall be amended and restated as set forth in this Article II and redesignated "First Mortgage Bonds, Floating Rate Series C due July 1, 2027" (hereinafter sometimes referred to as the "Amended and Restated Bonds of the Eighty-third Series").

The Amended and Restated Bonds of the Eighty-third Series shall be registered in the name of the Series 1987B NYSERDA Trustee, as trustee on behalf of the holders of the Series 1987B-1 NYSERDA Bonds, pursuant to the Series 1987B NYSERDA Indenture.

Following such redesignation and exchange, the permitted principal amount of the Amended and Restated Bonds of the Eighty-third Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Amended and Restated Bonds of the Eighty-third Series for a principal amount exceeding $68,200,000, except that Amended and Restated Bonds of the Eighty-third Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article II, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Amended and Restated Bonds of the Eighty-third Series in an aggregate principal amount not exceeding $68,200,000, and deliver the same to the Series 1987B NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the 1987B NYSERDA Trustee or Morgan Guaranty Trust Company, as the Prior LC Issuer.

Section 2. Terms of the Amended and Restated Bonds of the Eighty-third Series. The Amended and Restated Bonds of the Eighty-third Series shall mature according to their terms on July 1, 2027, and, in the case of the initial authentication of the Amended and Restated Bonds of the Eighty-third Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1987B-1 NYSERDA Bonds as it becomes due, payable on the dates on which interest is payable on the Series 1987B-1 NYSERDA Bonds under the Series 1987B NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Amended and Restated Bonds of the Eighty-third Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1987B NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1987B-1 NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Amended and Restated Bonds of the Eighty-third Series, each Amended and Restated Bond of the Eighty-third Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Amended and Restated Bonds of the Eighty-third Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1987B-1 NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Amended and Restated Bonds of the Eighty-third Series or, as that term is defined in the Series 1987B NYSERDA Indenture, with respect to the Series 1987B-1 NYSERDA Bonds, has occurred and no amounts are due under the Amended and Restated Bonds of the Eighty-third Series unless and until the Trustee shall have received from the Series 1987B NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1987B NYSERDA Indenture) or written demand from the Series 1987B NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1987B NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1987B-1 NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1987B NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Amended and Restated Bonds of the Eighty-third Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Amended and Restated Bonds of the Eighty-third Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Amended and Restated Bonds of the Eighty-third Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Eighty-third Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Amended and Restated Bonds of the Eighty-third Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Amended and Restated Bonds of the Eighty-third Series shall be lettered "RU" and numbered consecutively from RU-4 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

To the extent that any payment of principal of and interest on the Amended and Restated Bonds of the Eighty-third Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable, all such amounts shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Amended and Restated Bonds of the Eighty-third Series. The Amended and Restated Bonds of the Eighty-third Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1987B-1 NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1987B-1 NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1987B NYSERDA Indenture for the Series 1987B-1 NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1987B NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1987B NYSERDA Participation Agreement and the Series 1987B NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1987B-1 NYSERDA Bonds so redeemed.

The Amended and Restated Bonds of the Eighty-third Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1987B NYSERDA Trustee that the principal of all Series 1987B-1 NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1987B NYSERDA Indenture and upon written notice thereof by the Series 1987B NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Amended and Restated Bonds of the Eighty-third Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1987B-1 NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1987B-1 NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1987B-1 NYSERDA Bonds and, therefore, the principal of the Bonds of the Eighty-third Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1987B NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Amended and Restated Bonds of the Eighty-third Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1987B NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Amended and Restated Bonds of the Eighty-third Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1987B NYSERDA Trustee a new Bond or Bonds of the Eighty-third Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Amended and Restated Bonds of the Eighty-third Series called for redemption, which together with any moneys available therefor under the Series 1987B NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Amended and Restated Bonds of the Eighty-third Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1987B-1 NYSERDA Bonds have been redeemed in whole or in part, the Amended and Restated Bonds of the Eighty-third Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Amended and Restated Bonds of the Eighty-third Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Amended and Restated Bonds of the Eighty-third Series or the Series 1987B-1 NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1987B NYSERDA Trustee or the holders of the Series 1987B-1 NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Amended and Restated Bond of the Eighty-third Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Amended and Restated Bonds of the Eighty-third Series are nontransferable except to effect transfer to any successor to the Series 1987B NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of an Amended and Restated Bond of the Eighty-third Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Amended and Restated Bond or Bonds of the Eighty-third Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1987B NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Amended and Restated Bonds of the Eighty-third Series. The definitive Amended and Restated Bonds of the Eighty-third Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Amended and Restated Bonds of the Eighty-third Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article II.

ARTICLE III

AMENDMENT AND RESTATEMENT
OF THE EIGHTY-FOURTH SERIES OF FIRST MORTGAGE BONDS

Section 1. Amendment and Restatement of Bonds of the Eighty-fourth Series. At such time as all Prior First Mortgage Bonds of the Eighty-fourth Series issued under the Prior Supplemental Indenture (other than the Bonds of that series redesignated as the Bonds of the Ninety-first Series, the Bonds of the Ninety-second Series and the Bonds of the Ninety-third Series) not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article III (which shall be deemed to be the "Effective Date" of this Article III) such Prior First Mortgage Bonds of the Eighty-fourth Series not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation shall be amended and restated as set forth in this Article III and redesignated "First Mortgage Bonds, Floating Rate Series D due July 1, 2015" (hereinafter sometimes referred to as the "Amended and Restated Bonds of the Eighty-fourth Series").

The Amended and Restated Bonds of the Eighty-fourth Series shall be registered in the name of the Series 1985A NYSERDA Trustee, as trustee on behalf of the holders of the Series 1985A NYSERDA Bonds, pursuant to the Series 1985A NYSERDA Indenture.

Following such redesignation and exchange, the permitted principal amount of the Amended and Restated Bonds of the Eighty-fourth Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Amended and Restated Bonds of the Eighty-fourth Series for a principal amount exceeding $100,000,000, except that Amended and Restated Bonds of the Eighty-fourth Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article III, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Amended and Restated Bonds of the Eighty-fourth Series in an aggregate principal amount not exceeding $100,000,000 and deliver the same to the Series 1985A NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the Series 1985A NYSERDA Trustee or Toronto Dominion (Texas), Inc., as the Prior LC Issuer.

Section 2. Terms of the Amended and Restated Bonds of the Eighty-fourth Series. The Amended and Restated Bonds of the Eighty-fourth Series shall mature according to their terms on July 1, 2015 and, in the case of the initial authentication of the Amended and Restated Bonds of the Eighty-fourth Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1985A NYSERDA Bonds as it becomes due, payable on the dates on which interest is payable on the Series 1985A NYSERDA Bonds under the Series 1985A NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Amended and Restated Bonds of the Eighty-fourth Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1985A NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1985A NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Amended and Restated Bonds of the Eighty-fourth Series, each Amended and Restated Bond of the Eighty-fourth Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Amended and Restated Bonds of the Eighty-fourth Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1985A NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Amended and Restated Bonds of the Eighty-fourth Series or, as that term is defined in the Series 1985A NYSERDA Indenture, with respect to the Series 1985A NYSERDA Bonds, has occurred and no amounts are due under the Amended and Restated Bonds of the Eighty-third Series unless and until the Trustee shall have received from the Series 1985A NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1985A NYSERDA Indenture) or written demand from the Series 1985A NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1985A NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1985A NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1985A NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Amended and Restated Bonds of the Eighty-fourth Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Amended and Restated Bonds of the Eighty-fourth Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Amended and Restated Bonds of the Eighty-fourth Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Eighty-fourth Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Amended and Restated Bonds of the Eighty-fourth Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Amended and Restated Bonds of the Eighty-fourth Series shall be lettered "RU" and numbered consecutively from RU-5 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

To the extent that any payment of principal of and interest on the Amended and Restated Bonds of the Eighty-fourth Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable, all such amounts shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Amended and Restated Bonds of the Eighty-fourth Series. The Amended and Restated Bonds of the Eighty-fourth Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1985A NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1985A NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1985A NYSERDA Indenture for the Series 1985A NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1985A NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1985A NYSERDA Participation Agreement and the Series 1985A NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1985A NYSERDA Bonds so redeemed.

The Amended and Restated Bonds of the Eighty-fourth Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1985A NYSERDA Trustee that the principal of all Series 1985A NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1985A NYSERDA Indenture and upon written notice thereof by the Series 1985A NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Amended and Restated Bonds of the Eighty-fourth Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1985A NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1985A NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1985A NYSERDA Bonds and, therefore, the principal of the Bonds of the Eighty-fourth Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1985A NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Amended and Restated Bonds of the Eighty-fourth Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1985A NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Amended and Restated Bonds of the Eighty-fourth Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1985A NYSERDA Trustee, a new Bond or Bonds of the Eighty-fourth Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Amended and Restated Bonds of the Eighty-fourth Series called for redemption, which together with any moneys available therefor under the Series 1985A NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Amended and Restated Bonds of the Eighty-fourth Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1985A NYSERDA Bonds have been redeemed in whole or in part, the Amended and Restated Bonds of the Eighty-fourth Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Amended and Restated Bonds of the Eighty-fourth Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Amended and Restated Bonds of the Eighty-fourth Series or the Series 1985A NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1985A NYSERDA Trustee or the holders of the Series 1985A NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Amended and Restated Bond of the Eighty-fourth Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Amended and Restated Bonds of the Eighty-fourth Series are nontransferable except to effect transfer to any successor to the Series 1985A NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of an Amended and Restated Bond of the Eighty-fourth Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Amended and Restated Bond or Bonds of the Eighty-fourth Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1985A NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Amended and Restated Bonds of the Eighty-fourth Series. The definitive Amended and Restated Bonds of the Eighty-fourth Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Amended and Restated Bonds of the Eighty-fourth Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article III.

ARTICLE IV

AMENDMENT AND RESTATEMENT
OF THE EIGHTY-FIFTH SERIES OF FIRST MORTGAGE BONDS

Section 1. Amendment and Restatement of Bonds of the Eighty-fifth Series. At such time as all Prior First Mortgage Bonds of the Eighty-fifth Series issued under the Prior Supplemental Indenture not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article IV (which shall be deemed to be the "Effective Date" of this Article IV), such Prior First Mortgage Bonds of the Eighty-fifth Series not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation shall be amended and restated as set forth in this Article IV and redesignated "First Mortgage Bonds, Floating Rate Series E due December 1, 2025" (hereinafter sometimes referred to as the "Amended and Restated Bonds of the Eighty-fifth Series").

The Amended and Restated Bonds of the Eighty-fifth Series shall be registered in the name of the Series 1985C NYSERDA Trustee, as trustee on behalf of the holders of the Series 1985C NYSERDA Bonds, pursuant to the Series 1985C NYSERDA Indenture.

The permitted principal amount of the Amended and Restated Bonds of the Eighty-fifth Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Amended and Restated Bonds of the Eighty-fifth Series for a principal amount exceeding $37,500,000, except that Amended and Restated Bonds of the Eighty-fifth Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article IV, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Amended and Restated Bonds of the Eighty-fifth Series in an aggregate principal amount not exceeding $37,500,000 and deliver the same to the Series 1985C NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the Series 1985C NYSERDA Trustee or Morgan Guaranty Trust Company, as the Prior LC Issuer.

Section 2. Terms of the Amended and Restated Bonds of the Eighty-fifth Series. The Amended and Restated Bonds of the Eighty-fifth Series shall mature according to their terms on December 1, 2025 and, in the case of the initial authentication of the Amended and Restated Bonds of the Eighty-fifth Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1985C NYSERDA Bonds, as it becomes due, payable on the dates on which interest is payable on the Series 1985C NYSERDA Bonds, under the Series 1985C NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Amended and Restated Bonds of the Eighty-fifth Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1985C NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1985C NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Amended and Restated Bonds of the Eighty-fifth Series, each Amended and Restated Bond of the Eighty-fifth Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Amended and Restated Bonds of the Eighty-fifth Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1985C NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Amended and Restated Bonds of the Eighty-fifth Series or, as that term is defined in the Series 1985C NYSERDA Indenture, with respect to the Series 1985C NYSERDA Bonds, has occurred and no amounts are due under the Amended and Restated Bonds of the Eighty-third Series unless and until the Trustee shall have received from the Series 1985C NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1985C NYSERDA Indenture) or written demand from the Series 1985C NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1985C NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1985C NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1985C NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Amended and Restated Bonds of the Eighty-fifth Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Amended and Restated Bonds of the Eighty-fifth Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Amended and Restated Bonds of the Eighty-fifth Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Eighty-fifth Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Amended and Restated Bonds of the Eighty-fifth Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Amended and Restated Bonds of the Eighty-fifth Series shall be lettered "RU" and numbered consecutively from RU-4 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

To the extent that any payment of principal of and interest on the Amended and Restated Bonds of the Eighty-fifth Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable, all such amounts shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Amended and Restated Bonds of the Eighty-fifth Series. The Amended and Restated Bonds of the Eighty-fifth Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1985C NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1985C NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1985C NYSERDA Indenture for the Series 1985C NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1985C NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1985C NYSERDA Participation Agreement and the Series 1985C NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1985C NYSERDA Bonds, so redeemed.

The Amended and Restated Bonds of the Eighty-fifth Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1985C NYSERDA Trustee that the principal of all Series 1985C NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1985C NYSERDA Indenture and upon written notice thereof by the Series 1985C NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Amended and Restated Bonds of the Eighty-fifth Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1985C NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1985C NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1985C NYSERDA Bonds and, therefore, the principal of the Bonds of the Eighty-fifth Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1985C NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Amended and Restated Bonds of the Eighty-fifth Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1985C NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Amended and Restated Bonds of the Eighty-fifth Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1985C NYSERDA Trustee, a new Bond or Bonds of the Eighty-fifth Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Amended and Restated Bonds of the Eighty-fifth Series called for redemption, which together with any moneys available therefor under the Series 1985C NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Amended and Restated Bonds of the Eighty-fifth Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1985C NYSERDA Bonds have been redeemed in whole or in part, the Amended and Restated Bonds of the Eighty-fifth Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Amended and Restated Bonds of the Eighty-fifth Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Amended and Restated Bonds of the Eighty-fifth Series or the Series 1985C NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1985C NYSERDA Trustee or the holders of the Series 1985C NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Amended and Restated Bond of the Eighty-fifth Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Amended and Restated Bonds of the Eighty-fifth Series are nontransferable except to effect transfer to any successor to the Series 1985C NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of an Amended and Restated Bond of the Eighty-fifth Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Amended and Restated Bond or Bonds of the Eighty-fifth Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1985C NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Amended and Restated Bonds of the Eighty-fifth Series. The definitive Amended and Restated Bonds of the Eighty-fifth Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Amended and Restated Bonds of the Eighty-fifth Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article IV.

ARTICLE V

AMENDMENT AND RESTATEMENT OF
THE FIRST SPLIT PORTION OF THE BONDS OF THE EIGHTY-THIRD SERIES
REDESIGNATED AS THE BONDS OF THE EIGHTY-NINTH SERIES

Section 1. Exchange, Amendment and Restatement of Bonds of the Eighty-ninth Series. At such time as Prior First Mortgage Bonds of the Eighty-third Series in the principal amount of $69,800,000 issued under the Prior Supplemental Indenture not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article V (which shall be deemed to be the "Effective Date" of this Article V), such portion of the Prior First Mortgage Bonds of the Eighty-third Series shall be split from the remaining Prior First Mortgage Bonds of the Eighty-third Series, shall be amended and restated as set forth in this Article V, and shall be redesignated "First Mortgage Bonds, Floating Rate Series F due December 1, 2023" (hereinafter sometimes referred to as the "Bonds of the Eighty-ninth Series").

The Bonds of the Eighty-ninth Series shall be registered in the name of the Series 1988A NYSERDA Trustee, as trustee on behalf of the holders of the Series 1988A NYSERDA Bonds pursuant to the Series 1988A NYSERDA Indenture.

Following such redesignation and exchange, the permitted principal amount of the Bonds of the Eighty-ninth Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Bonds of the Eighty-ninth Series for a principal amount exceeding $69,800,000, except that Bonds of the Eighty-ninth Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article V, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Bonds of the Eighty-ninth Series in an aggregate principal amount not exceeding $69,800,000 and deliver the same to the Series 1988A NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the NYSERDA Trustee or Morgan Guaranty Trust Company, as the Prior LC Issuer.

Section 2. Terms of the Bonds of the Eighty-ninth Series. The Bonds of the Eighty-ninth Series shall mature according to their terms on December 1, 2023 and, in the case of the initial authentication of the Bonds of the Eighty-ninth Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1988A NYSERDA Bonds as it becomes due, payable on the dates on which interest is payable on the Series 1988A NYSERDA Bonds under the Series 1988A NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Bonds of the Eighty-ninth Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1988A NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1988A NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Bonds of the Eighty-ninth Series, each Bond of the Eighty-ninth Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Bonds of the Eighty-ninth Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1988A NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Bonds of the Eighty-ninth Series or, as that term is defined in the Series 1988A NYSERDA Indenture, with respect to the Series 1988A NYSERDA Bonds, has occurred and no amounts are due under the Bonds of the Eighty-ninth Series unless and until the Trustee shall have received from the Series 1988A NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1988A NYSERDA Indenture) or written demand from the Series 1988A NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1988A NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1988A NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1988A NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Bonds of the Eighty-ninth Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Bonds of the Eighty-ninth Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Bonds of the Eighty-ninth Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Eighty-ninth Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Bonds of the Eighty-ninth Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Bonds of the Eighty-ninth Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

Both principal of and interest on the Bonds of the Eighty-ninth Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Bonds of the Eighty-ninth Series. The Bonds of the Eighty-ninth Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1988A NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1988A NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1988A NYSERDA Indenture for the Series 1988A NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1988A NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1988A NYSERDA Participation Agreement and the Series 1988A NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1988A NYSERDA Bonds so redeemed.

The Bonds of the Eighty-ninth Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1988A NYSERDA Trustee that the principal of all Series 1988A NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1988A NYSERDA Indenture and upon written notice thereof by the Series 1988A NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Bonds of the Eighty-ninth Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1988A NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1988A NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1988A NYSERDA Bonds and, therefore, the principal of the Bonds of the Eighty-ninth Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1988A NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Bonds of the Eighty-ninth Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1988A NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Bonds of the Eighty-ninth Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1988A NYSERDA Trustee a new Bond or Bonds of the Eighty-ninth Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Bonds of the Eighty-ninth Series called for redemption, which together with any moneys available therefor under the Series 1988A NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Bonds of the Eighty-ninth Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1988A NYSERDA Bonds have been redeemed in whole or in part, the Bonds of the Eighty-ninth Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Bonds of the Eighty-ninth Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Bonds of the Eighty-ninth Series or the Series 1988A NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1988A NYSERDA Trustee or the holders of the Series 1988A NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Bond of the Eighty-ninth Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Eighty-ninth Series are nontransferable except to effect transfer to any successor to the Series 1988A NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of a Bond of the Eighty-ninth Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Eighty-ninth Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1988A NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Bonds of the Eighty-ninth Series. The definitive Bonds of the Eighty-ninth Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Bonds of the Eighty-ninth Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article V.

ARTICLE VI

AMENDMENT AND RESTATEMENT OF
THE SECOND SPLIT PORTION OF THE BONDS OF THE EIGHTY-THIRD SERIES
REDESIGNATED AS THE BONDS OF THE NINETIETH SERIES

Section 1. Exchange, Amendment and Restatement of Bonds of the Ninetieth Series. At such time as Prior First Mortgage Bonds of the Eighty-third Series in the principal amount of $25,000,000 issued under the Prior Supplemental Indenture not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article VI (which shall be deemed to be the "Effective Date" of this Article VI), such portion of the Prior First Mortgage Bonds of the Eighty-third Series shall be split from the remaining Prior First Mortgage Bonds of the Eighty-third Series, shall be amended and restated as set forth in this Article VI, and shall be redesignated "First Mortgage Bonds, Floating Rate Series G due July 1, 2027" (hereinafter sometimes referred to as the "Bonds of the Ninetieth Series").

The Bonds of the Ninetieth Series shall be registered in the name of the Series 1987B NYSERDA Trustee, as trustee on behalf of the holders of the Series 1987B-2 NYSERDA Bonds pursuant to the Series 1987B NYSERDA Indenture.

Following such redesignation and exchange, the permitted principal amount of the Bonds of the Ninetieth Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Bonds of the Ninetieth Series for a principal amount exceeding $25,000,000, except that Bonds of the Ninetieth Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article VI, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Bonds of the Ninetieth Series in an aggregate principal amount not exceeding $25,000,000, and deliver the same to the Series 1987B NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the NYSERDA Trustee or Morgan Guaranty Trust Company, as the Prior LC Issuer.

Section 2. Terms of the Bonds of the Ninetieth Series. The Bonds of the Ninetieth Series shall mature according to their terms on July 1, 2027, and, in the case of the initial authentication of the Bonds of the Ninetieth Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1987B-2 NYSERDA Bonds as it becomes due, payable on the dates on which interest is payable on the Series 1987B-2 NYSERDA Bonds under the Series 1987B NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Bonds of the Ninetieth Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1987B NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1987B-2 NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Bonds of the Ninetieth Series, each Bond of the Ninetieth Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Bonds of the Ninetieth Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1987B NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Bonds of the Ninetieth Series or, as that term is defined in the Series 1987B NYSERDA Indenture, with respect to the Series 1987B-2 NYSERDA Bonds, has occurred and no amounts are due under the Bonds of the Ninetieth Series unless and until the Trustee shall have received from the Series 1987B NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1987B NYSERDA Indenture) or written demand from the Series 1987B NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1987B NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1987B-2 NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1987B NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Bonds of the Ninetieth Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Bonds of the Ninetieth Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Bonds of the Ninetieth Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Ninetieth Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Bonds of the Ninetieth Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Bonds of the Ninetieth Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

Both principal of and interest on the Bonds of the Ninetieth Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Bonds of the Ninetieth Series. The Bonds of the Ninetieth Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1987B-2 NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1987B-2 NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1987B NYSERDA Indenture for the Series 1987B-2 NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1987B NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1987B NYSERDA Participation Agreement and the Series 1987B NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1987B-2 NYSERDA Bonds so redeemed.

The Bonds of the Ninetieth Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1987B NYSERDA Trustee that the principal of all Series 1987B-2 NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1987B NYSERDA Indenture and upon written notice thereof by the Series 1987B NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Bonds of the Ninetieth Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1987B-2 NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1987B-2 NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1987B-2 NYSERDA Bonds and, therefore, the principal of the Bonds of the Ninetieth Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1987B NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Bonds of the Ninetieth Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1987B NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Bonds of the Ninetieth Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1987B NYSERDA Trustee a new Bond or Bonds of the Ninetieth Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Bonds of the Ninetieth Series called for redemption, which together with any moneys available therefor under the Series 1987B NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Bonds of the Ninetieth Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1987B-2 NYSERDA Bonds have been redeemed in whole or in part, the Bonds of the Ninetieth Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Bonds of the Ninetieth Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Bonds of the Ninetieth Series or the Series 1987B-2 NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1987B NYSERDA Trustee or the holders of the Series 1987B-2 NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Bond of the Ninetieth Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Ninetieth Series are nontransferable except to effect transfer to any successor to the Series 1987B NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of a Bond of the Ninetieth Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Ninetieth Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1987B NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Bonds of the Ninetieth Series. The definitive Bonds of the Ninetieth Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Bonds of the Ninetieth Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article VI.

ARTICLE VII

AMENDMENT AND RESTATEMENT OF
THE FIRST SPLIT PORTION OF THE BONDS OF THE EIGHTY-FOURTH SERIES
REDESIGNATED AS THE BONDS OF THE NINETY-FIRST SERIES

Section 1. Exchange, Amendment and Restatement of Bonds of the Ninety-first Series. At such time as Prior First Mortgage Bonds of the Eighty-fourth Series in the principal amount of $37,500,000 issued under the Prior Supplemental Indenture not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article VII (which shall be deemed to be the "Effective Date" of this Article VII), such portion of the Prior First Mortgage Bonds of the Eighty-fourth Series shall be split from the remaining Prior First Mortgage Bonds of the Eighty-fourth Series, shall be amended and restated as set forth in this Article VII, and shall be redesignated "First Mortgage Bonds, Floating Rate Series H due December 1, 2025" (hereinafter sometimes referred to as the "Bonds of the Ninety-first Series").

The Bonds of the Ninety-first Series shall be registered in the name of the Series 1985B NYSERDA Trustee, as trustee on behalf of the holders of the Series 1985B NYSERDA Bonds, pursuant to the Series 1985B NYSERDA Indenture.

Following such redesignation and exchange, the permitted principal amount of the Bonds of the Ninety-first Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Bonds of the Ninety-first Series for a principal amount exceeding $37,500,000, except that Bonds of the Ninety-first Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article VII, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Bonds of the Ninety-first Series in an aggregate principal amount not exceeding $37,500,000 and deliver the same to the NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the Series 1985B NYSERDA Trustee or Bank One, NA, as the Prior LC Issuer.

Section 2. Terms of the Bonds of the Ninety-first Series. The Bonds of the Ninety-first Series shall mature according to their terms on December 1, 2025 and, in the case of the initial authentication of the Bonds of the Ninety-first Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1985B NYSERDA Bonds as it becomes due, payable on the dates on which interest is payable on the Series 1985B NYSERDA Bonds under the Series 1985B NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Bonds of the Ninety-first Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1985B NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1985B NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Bonds of the Ninety-first Series, each Bond of the Ninety-first Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Bonds of the Ninety-first Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1985B NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Bonds of the Ninety-first Series or, as that term is defined in the Series 1985B NYSERDA Indenture, with respect to the Series 1985B NYSERDA Bonds, has occurred and no amounts are due under the Bonds of the Ninety-first Series unless and until the Trustee shall have received from the Series 1985B NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1985B NYSERDA Indenture) or written demand from the Series 1985B NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1985B NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1985B NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1985B NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Bonds of the Ninety-first Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Bonds of the Ninety-first Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Bonds of the Ninety-first Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Ninety-first Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Bonds of the Ninety-first Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Bonds of the Ninety-first Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

Both principal of and interest on the Bonds of the Ninety-first Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Bonds of the Ninety-first Series. The Bonds of the Ninety-first Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1985B NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1985B NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1985B NYSERDA Indenture for the Series 1985B NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1985B NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1985B NYSERDA Participation Agreement and the Series 1985B NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1985B NYSERDA Bonds so redeemed.

The Bonds of the Ninety-first Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1985B NYSERDA Trustee that the principal of all Series 1985B NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1985B NYSERDA Indenture and upon written notice thereof by the Series 1985B NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Bonds of the Ninety-first Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1985B NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1985B NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1985B NYSERDA Bonds and, therefore, the principal of the Bonds of the Ninety-first Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1985B NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Bonds of the Ninety-first Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1985B NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Bonds of the Ninety-first Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1985B NYSERDA Trustee a new Bond or Bonds of the Ninety-first Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Bonds of the Ninety-first Series called for redemption, which together with any moneys available therefor under the Series 1985B NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Bonds of the Ninety-first Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1985B NYSERDA Bonds have been redeemed in whole or in part, the Bonds of the Ninety-first Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Bonds of the Ninety-first Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Bonds of the Ninety-first Series or the Series 1985B NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1985B NYSERDA Trustee or the holders of the Series 1985B NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Bond of the Ninety-first Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Ninety-first Series are nontransferable except to effect transfer to any successor to the Series 1985B NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of a Bond of the Ninety-first Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Ninety-first Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1985B NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Bonds of the Ninety-first Series. The definitive Bonds of the Ninety-first Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Bonds of the Ninety-first Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article VII.

ARTICLE VIII

AMENDMENT AND RESTATEMENT OF
THE SECOND SPLIT PORTION OF THE BONDS OF THE EIGHTY-FOURTH SERIES
REDESIGNATED AS THE BONDS OF THE NINETY-SECOND SERIES

Section 1. Exchange, Amendment and Restatement of Bonds of the Ninety-second Series. At such time as Prior First Mortgage Bonds of the Eighty-fourth Series in the principal amount of $50,000,000 issued under the Prior Supplemental Indenture not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article VIII (which shall be deemed to be the "Effective Date" of this Article VIII), such portion of the Prior First Mortgage Bonds of the Eighty-fourth Series shall be split from the remaining Prior First Mortgage Bonds of the Eighty-fourth Series, shall be amended and restated as set forth in this Article VIII, and shall be redesignated "First Mortgage Bonds, Floating Rate Series I due December 1, 2026" (hereinafter sometimes referred to as the "Bonds of the Ninety-second Series").

The Bonds of the Ninety-second Series shall be registered in the name of the Series 1986A NYSERDA Trustee, as trustee on behalf of the holders of the Series 1986A NYSERDA Bonds, pursuant to the Series 1986A NYSERDA Indenture.

Following such redesignation and exchange, the permitted principal amount of the Bonds of the Ninety-second Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Bonds of the Ninety-second Series for a principal amount exceeding $50,000,000, except that Bonds of the Ninety-second Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article VIII, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Bonds of the Ninety-second Series in an aggregate principal amount not exceeding $50,000,000 and deliver the same to the Series 1986A NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the Series 1986A NYSERDA Trustee or Bank One, NA, as the Prior LC Issuer.

Section 2. Terms of the Bonds of the Ninety-second Series. The Bonds of the Ninety-second Series shall mature according to their terms on December 1, 2026 and, in the case of the initial authentication of the Bonds of the Ninety-second Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1986A NYSERDA Bonds as it becomes due, payable on the dates on which interest is payable on the Series 1986A NYSERDA Bonds under the Series 1986A NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Bonds of the Ninety-second Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1986A NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1986A NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Bonds of the Ninety-second Series, each Bond of the Ninety-second Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Bonds of the Ninety-second Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1986A NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Bonds of the Ninety-second Series or, as that term is defined in the Series 1986A NYSERDA Indenture, with respect to the Series 1986A NYSERDA Bonds, has occurred and no amounts are due under the Bonds of the Ninety-second Series unless and until the Trustee shall have received from the Series 1986A NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1986A NYSERDA Indenture) or written demand from the Series 1986A NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1986A NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1986A NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1986A NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Bonds of the Ninety-second Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Bonds of the Ninety-second Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Bonds of the Ninety-second Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Ninety-second Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Bonds of the Ninety-second Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Bonds of the Ninety-second Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

Both principal of and interest on the Bonds of the Ninety-second Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Bonds of the Ninety-second Series. The Bonds of the Ninety-second Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1986A NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1986A NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1986A NYSERDA Indenture for the Series 1986A NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1986A NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1986A NYSERDA Participation Agreement and the Series 1986A NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1986A NYSERDA Bonds so redeemed.

The Bonds of the Ninety-second Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1986A NYSERDA Trustee that the principal of all Series 1986A NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1986A NYSERDA Indenture and upon written notice thereof by the Series 1986A NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Bonds of the Ninety-second Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1986A NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1986A NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1986A NYSERDA Bonds and, therefore, the principal of the Bonds of the Ninety-second Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1986A NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Bonds of the Ninety-second Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1986A NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Bonds of the Ninety-second Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1986A NYSERDA Trustee a new Bond or Bonds of the Ninety-second Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Bonds of the Ninety-second Series called for redemption, which together with any moneys available therefor under the Series 1986A NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Bonds of the Ninety-second Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1986A NYSERDA Bonds have been redeemed in whole or in part, the Bonds of the Ninety-second Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Bonds of the Ninety-second Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Bonds of the Ninety-second Series or the Series 1986A NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1986A NYSERDA Trustee or the holders of the Series 1986A NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Bond of the Ninety-second Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Ninety-second Series are nontransferable except to effect transfer to any successor to the Series 1986A NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of a Bond of the Ninety-second Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Ninety-second Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1986A NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Bonds of the Ninety-second Series. The definitive Bonds of the Ninety-second Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Bonds of the Ninety-second Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article VIII.

ARTICLE IX

AMENDMENT AND RESTATEMENT OF
THE THIRD SPLIT PORTION OF THE BONDS OF THE EIGHTY-FOURTH SERIES
REDESIGNATED AS THE BONDS OF THE NINETY-THIRD SERIES

Section 1. Exchange, Amendment and Restatement of Bonds of the Ninety-third Series. At such time as Prior First Mortgage Bonds of the Eighty-fourth Series in the principal amount of $25,760,000 issued under the Prior Supplemental Indenture not heretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation have been delivered to the Trustee by the registered holder thereof to be exchanged for new Bonds under this Article IX (which shall be deemed to be the "Effective Date" of this Article IX), such portion of the Prior First Mortgage Bonds of the Eighty-fourth Series shall be split from the remaining Prior First Mortgage Bonds of the Eighty-fourth Series, shall be amended and restated as set forth in this Article IX, and shall be redesignated "First Mortgage Bonds, Floating Rate Series J due March 1, 2027" (hereinafter sometimes referred to as the "Bonds of the Ninety-third Series").

The Bonds of the Ninety-third Series shall be registered in the name of the Series 1987A NYSERDA Trustee, as trustee on behalf of the holders of the Series 1987A NYSERDA Bonds, pursuant to the Series 1987A NYSERDA Indenture.

Following such redesignation and exchange, the permitted principal amount of the Bonds of the Ninety-third Series which may be amended and restated by the Company and executed by the Company in connection therewith and authenticated by the Trustee is limited so that at no time shall there be authenticated, delivered or outstanding under the Indenture, Bonds of the Ninety-third Series for a principal amount exceeding $25,760,000, except that Bonds of the Ninety-third Series may always be issued as provided in Section 2 of Article Fourth of the Indenture.

On the Effective Date of this Article IX, the Company shall execute and deliver to the Trustee and the Trustee, without awaiting the filing or recording of this Supplemental Indenture but upon receipt of evidence of due compliance by the Company with the applicable provisions of the Indenture, shall authenticate pursuant to Section 10 of Article Second of the Indenture, the Bonds of the Ninety-third Series in an aggregate principal amount not exceeding $25,760,000 and deliver the same to the Series 1987A NYSERDA Trustee, in exchange for certificates representing the same principal amount of the Prior First Mortgage Bonds delivered to the Trustee by the Series 1987A NYSERDA Trustee or Toronto Dominion (Texas), Inc., as the Prior LC Issuer.

Section 2. Terms of the Bonds of the Ninety-third Series. The Bonds of the Ninety-third Series shall mature according to their terms on March 1, 2027 and, in the case of the initial authentication of the Bonds of the Ninety-third Series, shall be dated the Effective Date and shall bear interest from the Effective Date at the rate per annum sufficient to pay interest accruing on the Series 1987A NYSERDA Bonds as it becomes due, payable on the dates on which interest is payable on the Series 1987A NYSERDA Bonds under the Series 1987A NYSERDA Indenture. The principal of, and premium, if any, in respect of, the Bonds of the Ninety-third Series shall be payable on the same date or dates and in the same amounts as set forth in the Series 1987A NYSERDA Indenture for the payment of principal on, or premium, if any, in respect of, the Series 1987A NYSERDA Bonds. Definitive Bonds of said series shall be registered Bonds without coupons and shall be issued in denominations of $1,000 and multiples thereof.

Subsequent to the initial authentication of the Bonds of the Ninety-third Series, each Bond of the Ninety-third Series shall be dated as of the date of its authentication and shall bear interest from the Effective Date.

Notwithstanding any other provision contained herein, the obligation of the Company to make payments of the principal of and premium, if any, and interest on the Bonds of the Ninety-third Series shall be fully or partially satisfied and discharged, and the amount of any such payment shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series 1987A NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Trustee may conclusively presume that no Event of Default with respect to the Bonds of the Ninety-third Series or, as that term is defined in the Series 1987A NYSERDA Indenture, with respect to the Series 1987A NYSERDA Bonds, has occurred and no amounts are due under the Bonds of the Ninety-third Series unless and until the Trustee shall have received from the Series 1987A NYSERDA Trustee a notice of the occurrence of an Event of Default (as defined in the Series 1987A NYSERDA Indenture) or written demand from the Series 1987A NYSERDA Trustee (which notice or demand has not been subsequently rescinded or revoked by the Series 1987A NYSERDA Trustee), setting forth in detail the amount then due with respect to such Series 1987A NYSERDA Bonds, which statement shall, unless and until revoked, rescinded or amended by the Series 1987A NYSERDA Trustee, be deemed to be correct, and the Trustee shall be entitled and authorized to rely conclusively thereon.

The interest payable on any interest payment date shall be paid to the persons in whose names the Bonds of the Ninety-third Series were registered at the close of business on the record date for such payment of interest (except any such Bond which has been called for redemption on a date fixed for such redemption which is after such record date and prior to such interest payment date) notwithstanding any cancellation of Bonds of the Ninety-third Series upon any registration of transfer or exchange thereof between such record date and such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date such defaulted interest shall be paid to the persons in whose names Bonds of the Ninety-third Series are registered either at the close of business on the date preceding the date of payment of such defaulted interest or on a subsequent record date fixed for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to holders of Bonds of the Ninety-third Series not less than ten calendar days preceding such subsequent record date. The term "record date" as used herein shall mean, with respect to a regular interest payment date, the close of business on the day that is ten calendar days prior to such interest payment date or, if such day shall be a day on which banking institutions in The City of New York are authorized by law to close, the next preceding day which shall not be a day on which such institutions are so authorized to close or, in the case of defaulted interest, the close of business on any subsequent record date established as provided above.

All of the Bonds of the Ninety-third Series shall be executed in the name and on behalf of the Company by a facsimile of the signature (or manual signature) of its President or a Vice President, and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Bonds of the Ninety-third Series shall be lettered "RU" and numbered consecutively from RU-1 upwards, or shall bear such other letters as may be provided therefor by the Board of Directors of the Company.

Both principal of and interest on the Bonds of the Ninety-third Series (as well as any premium thereon applicable in case of any redemption thereof prior to maturity) shall be payable at the office of the Company’s paying agent, which in the case of HSBC Bank USA, shall be its corporate trust office in the Borough of Manhattan, The City of New York, State of New York, or at such other office or agency in the Borough of Manhattan, The City of New York, State of New York, as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Section 3. Redemption of the Bonds of the Ninety-third Series. The Bonds of the Ninety-third Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series 1987A NYSERDA Bonds, on the date fixed for such mandatory redemption of the Series 1987A NYSERDA Bonds, upon notice given as hereinafter in this Section 3 provided, at the applicable redemption price specified in the Series 1987A NYSERDA Indenture for the Series 1987A NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series 1987A NYSERDA Indenture, shall be required, in accordance with the provisions of the Series 1987A NYSERDA Participation Agreement and the Series 1987A NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series 1987A NYSERDA Bonds so redeemed.

The Bonds of the Ninety-third Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series 1987A NYSERDA Trustee that the principal of all Series 1987A NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series 1987A NYSERDA Indenture and upon written notice thereof by the Series 1987A NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

No redemption of the Bonds of the Ninety-third Series, either as a whole or in part, may be made except in connection with the payment of a like principal amount of Series 1987A NYSERDA Bonds, either by redemption or at maturity (stated or otherwise), which Series 1987A NYSERDA Bonds, shall not thereafter be remarketed. The principal amount of the Series 1987A NYSERDA Bonds and, therefore, the principal of the Bonds of the Ninety-third Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series 1987A NYSERDA Indenture.

In case the Company shall at any time desire or be required so to redeem part or all of the Bonds of the Ninety-third Series then outstanding, the Company shall give to the Trustee notice in writing at least 45 days prior to the redemption date fixed by the Company (unless a shorter notice is required for the corresponding redemption under the Series 1987A NYSERDA Indenture or shall be satisfactory to the Trustee) of the principal amount of Bonds of the Ninety-third Series which it desires or is required to redeem, specifying the date on which it desires or is required to make redemption. There shall be furnished to the Trustee a certificate or opinion executed by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company stating that the conditions precedent specified in this Section 3 with respect to such redemption have been complied with and notwithstanding anything to the contrary contained herein or in the Indenture, prior to receipt of a notice of default, the Trustee shall be entitled and authorized to rely conclusively thereon. As soon as practicable thereafter, if the Bonds are to be redeemed in part, the Trustee shall issue to the Series 1987A NYSERDA Trustee a new Bond or Bonds of the Ninety-third Series in the principal amount not so redeemed in exchange for the outstanding Bonds.

The Trustee may, to the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, accept the certificate of the President or any Vice President or the Treasurer of the Company as sufficient evidence that the requirements as to mailing of notices of the call for redemption have been fully complied with or the Trustee may, at its option and at the expense and on behalf of the Company, give such notice and take any other action required of the Company in connection with such redemption.

Section 4. Effect of Payment. On or prior to the redemption date specified in any such notice, the Company shall deposit with the Trustee a sum of money, of the character specified as the medium of payment in the Bonds of the Ninety-third Series called for redemption, which together with any moneys available therefor under the Series 1987A NYSERDA Indenture is sufficient to redeem, at the redemption price payable as hereinbefore provided, the Bonds of such series designated for redemption and the called part of any Bond of such series called only in part, and to pay the interest accrued thereon up to said redemption date, to be applied by the Trustee to the payment of such Bonds (and the called part of any such Bond) and such accrued interest thereon upon presentation and surrender of such Bonds, together with duly executed instruments of transfer, at the corporate trust office of the Trustee, or at such other office or agency as shall be maintained by the Company for such purpose; and, after such deposit shall have been made, such Bonds so called in whole and the called part of any such Bonds called only in part, whether or not presented for redemption shall cease to be entitled to any benefit, lien or security under the Indenture, no interest will accrue thereon on or after the redemption date duly specified in said notice, and claims for interest, if any, appertaining to such Bonds, and the called part of any such Bond called only in part, maturing after that date shall be void. All Bonds so redeemed shall forthwith be cancelled and, upon its written request, delivered to the Company or otherwise disposed of; and no Bonds shall be issued hereunder in place of any such Bonds, except as otherwise provided in Article Fourth of the Indenture and except that, if less than the entire principal amount of any Bond shall be so redeemed, upon presentation of such Bond so called in part, with proper instruments of transfer if required, at or after the time fixed for the payment of said Bonds so called for redemption, payment of the principal amount of the part thereof so called shall be made upon surrender and cancellation of said Bond so presented, and one or more Bonds of the Ninety-third Series, for a principal amount equal to the uncalled and unpaid balance of the principal amount of such Bond, will be executed by the Company and shall be authenticated and delivered by the Trustee to the owner of such Bond, without expense to such owner. If the Series 1987A NYSERDA Bonds have been redeemed in whole or in part, the Bonds of the Ninety-third Series shall be deemed to have been redeemed in whole or in part in the equivalent principal amount. The Trustee shall be entitled and authorized to rely conclusively on a certificate of the Company as to such redemption, together with the surrender by the Bondholder of such redeemed Bonds for cancellation or for exchange for one or more replacement Bonds in the aggregate principal amount of such unredeemed portion of the Bonds as evidence of such redemption. Notwithstanding the foregoing, the principal and interest due on the Bonds of the Ninety-third Series shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether under the Bonds of the Ninety-third Series or the Series 1987A NYSERDA Bonds) is rescinded or must otherwise be returned by the Series 1987A NYSERDA Trustee or the holders of the Series 1987A NYSERDA Bonds or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

Section 5. Exchange of Bonds. The registered owner (or assigns) of any Bond of the Ninety-third Series may at any time surrender the same at the corporate trust office of the Trustee, or at any other office or agency of the Trustee or the Company maintained for such purpose, and with instruments of transfer satisfactory to the Trustee, and, subject to the terms, conditions and limitations specified in the Indenture, shall be entitled to receive in exchange therefor an equal principal amount of Bonds of said series of other authorized denominations; and the Company will provide, and the Trustee shall authenticate and deliver, the Bonds necessary to make such exchange. The Bonds of the Ninety-third Series are nontransferable except to effect transfer to any successor to the Series 1987A NYSERDA Trustee, to the Bond Insurer or to any successor to the Bond Insurer, any such transfer of a Bond of the Ninety-third Series to be made at the principal corporate trust office of the Trustee, upon surrender and cancellation of such Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of such Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the Ninety-third Series, for a like principal amount and bearing interest at the same rates and having the same maturity date, will be issued to the successor to the Series 1987A NYSERDA Trustee, the Bond Insurer or the successor to the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. The provisions of Section 12 of Article Second of the Original Indenture to the contrary notwithstanding, no payment of a service charge shall be required for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Section 6. Form of Bonds of the Ninety-third Series. The definitive Bonds of the Ninety-third Series, and the Trustee’s certificate to be inscribed on all Bonds of said series, are to be substantially in the forms set forth in Exhibit A. Such Bonds of the Ninety-third Series shall be issued to the NYSERDA Trustee, in the initial principal amount, and with the description of the Bonds, identification of the series of NYSERDA Bonds and the corresponding NYSERDA Trustee and the NYSERDA Indenture, all as specified in Section 1 of this Article IX.

ARTICLE X

MAINTENANCE FUND PROVISIONS AND
RESTRICTIONS AS TO DIVIDENDS

The Company covenants that so long as any of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series shall be outstanding, it will comply with the provisions of Section 22 (providing for a maintenance fund for the benefit of Bonds issued under the Indenture) and Section 23 (providing for certain restrictions on the payment of dividends) of Article Fifth of the Indenture as added by the Supplemental Indenture dated as of March 1, 1978.

ARTICLE XI

PROVISIONS RELATING TO INSTITUTIONAL HOLDERS

Section 1. Payments to Institutional Holders. Any term of the Indenture or of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series to the contrary notwithstanding, so long as the NYSERDA Trustee (herein called the "Original Holder") or any of its nominees shall be a holder of any of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series, or if any other institutional holder or its nominee or nominees shall at any time be the holder or holders of at least 5% in aggregate principal amount of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series then outstanding (any such other institutional holder being herein called an "Institutional Holder"), payment to such holder of the principal of and the premium, if any, on any such Bond being redeemed in part and payment of the interest on such Bond shall be made in such manner and at such place as shall be specified by the Original Holder or such Institutional Holder in a written notice filed with the Company, and without any requirement of surrendering such Bond to the Trustee or noting payments thereon. As a condition to making any such payment, there shall be filed with the Trustee an agreement by the Original Holder or other Institutional Holder (designating its nominee or nominees, if any) that in the event that it shall sell or transfer any such Bond it will (a) make a notation thereon of all principal, if any, paid on such Bond and will also note the date to which interest has been paid on such Bond, and (b) promptly notify the Company and the Trustee of the name and address of the transferee of any such Bond so sold or transferred by such holder. Upon request of the Trustee there shall be furnished to the Trustee a certificate or opinion made by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company whether the holder of any of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series, other than the Original Holder or its nominee or nominees, is an Institutional Holder and the Trustee may conclusively rely thereon. The Trustee shall not be liable or responsible to the Original Holder or any Institutional Holder or to the Company or to any other person for any act or omission to act on the part of the Company or the Original Holder or such Institutional Holder in connection with the foregoing. The Company will indemnify and save the Trustee harmless against any liabilities resulting from any such act or omission.

Section 2. Redemption of Bonds from Institutional Holders. Any term of the Indenture or of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series to the contrary notwithstanding, so long as the Original Holder or any Institutional Holder, or a nominee of the Original Holder or such Institutional Holder, shall be a holder of any of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series in case of any partial redemption of the Bonds of the Eighty-third, Eighty-fourth, Eighty-fifth, Eighty-ninth, Ninetieth, Ninety-first, Ninety-second or Ninety-third Series, the Trustee shall prorate the principal amount of such Bonds to be redeemed among all holders of Bonds of such series in proportion to the principal amount of such Bonds registered in the name of each such holder and shall then designate for redemption with respect to each such holder particular Bonds of such series or portions thereof equal to the principal amount of Bonds to be redeemed so prorated to such registered owner; provided, however, that in any such prorating pursuant to this paragraph the Trustee shall, according to such method as it shall deem proper in its discretion, make such adjustments by increasing or decreasing by not more than $1,000 the amount which would be allocable on the basis of exact proportion to any one or more holders of such Bonds, as may be required to provide that the principal amount so prorated shall be in each instance an integral multiple of $1,000.

ARTICLE XII

THE TRUSTEE

The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions set forth in the Original Indenture and in the indentures supplemental thereto, including this Supplemental Indenture and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture, or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. To the extent permitted by the provisions of Section 4 of Article Tenth of the Indenture, the Trustee shall not be answerable or accountable for anything whatsoever in connection with this Supplemental Indenture except for its own willful misconduct or negligence.

ARTICLE XIII

AMENDMENT OF INDENTURE

Article Tenth of the Original Indenture as heretofore modified and amended is further amended by adding thereto, following Section 18 thereof, a new Section 19 which shall be and read as follows:

"SECTION 19. The Trustee may appoint an authenticating agent with power to act on the Trustee’s behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges of Bonds under the provisions of this Indenture as fully to all intents and purposes as though such authenticating agent had been expressly authorized by said provisions to authenticate and deliver Bonds. For all purposes of this Indenture, the authentication and delivery of Bonds by such authenticating agent pursuant to this Section shall be deemed to be authentication and delivery of such Bonds "by the Trustee". Such authenticating agent shall at all times be a bank or trust company organized and doing business under the laws of the United States or of any State, with a combined capital and surplus of at least $5,000,000 and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority. The Trustee hereby appoints HSBC Bank USA (successor to Bankers Trust Company, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named The Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank – New York), a banking association duly organized and existing under the laws of the State of New York, as an authenticating agent. Any corporation into which any authenticating agent so appointed may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of an authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such authenticating agent or such successor corporation. Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent, in which case it shall give written notice of such appointment to the Company and shall mail notice of such appointment. Any amounts paid by the Trustee to the authenticating agent from time to time as reasonable compensation for its services shall be included in the Trustee’s Charges. The provisions of Article Second, Section 8, and Article Tenth, Section 5 shall be applicable to any authenticating agent."

ARTICLE XIV

FUTURE AMENDMENTS OF INDENTURE

Section 1. Certain Amendments to Article Fourth. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second or Ninety-third Series, or of any subsequently created series, to amend at any time Article Fourth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, as follows:

1. by deleting the provisions of subparagraph 1(b) of Paragraph F of Section 6 of Article Fourth thereof, of subparagraph 1(b) of Paragraph E of Section 7 of Article Fourth thereof and of subsection 1(b) of Section 8 of Article Fourth thereof;

2. by restating Paragraph A of Section 7 of Article Fourth of the Indenture so that, as so restated, it shall be and read as follows:

"A. The Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds, if any, for which Bonds are then to be issued under this Section 7, shall not previously have been made the basis for the issuance of Bonds or for the withdrawal of money under any provision of this Indenture, or retired out of moneys paid out by the Trustee under the provisions of Section 9 of this Article Fourth or Section 2 of Article Seventh hereof, or retired with moneys deposited under an Underlying Mortgage or Constituent Corporation Mortgage and representing the proceeds of any insurance on the Mortgaged Property or of any part of the Mortgaged Property which shall have been released from the lien of this Indenture, or used as the basis for a credit under Section 4 of Article Third of this Indenture."; and

3. by restating subsection (a) of subparagraph 3 of Paragraph E of Section 7 of Article Fourth of the Indenture so that, as so restated, it shall be and read as follows:

"(a) That the Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds, if any, for which Bonds are then to be issued under this Section 7, had not been made the basis for the issuance of Bonds or for the withdrawal of money under any provision of this Indenture, and had not been retired out of moneys paid out by the Trustee under the provisions of Section 9 of this Article Fourth or Section 2 of Article Seventh hereof, or retired with moneys deposited under an Underlying Mortgage or Constituent Corporation Mortgage and representing the proceeds of any insurance on the Mortgaged Property or of any part of the Mortgaged Property which shall have been released from the lien of this Indenture and had not been used as the basis for a credit under Section 4 of Article Third of this Indenture."

Section 2. Amendment to Article Ninth. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second or Ninety-third Series, or of any subsequently created series, to amend at any time Article Ninth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by adding the following Section 19 at the end of said Article Ninth:

"SECTION 19. All Parties to this Indenture agree, and each holder of Bonds by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder, or group of holders, of more than 10% in aggregate principal amount of the bonds outstanding, or to any suit instituted by any holder of Bonds for the enforcement of the payment of the principal of (or premium, if any) or interest on any Bond on or after the maturity date expressed in such Bond."

Section 3. Amendment to Article Eleventh. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second or Ninety-third Series, or of any subsequently created series, to amend at any time Article Eleventh of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending the first paragraph of Section 2 thereof so that, as so amended, it shall be and read as follows:

"SECTION 2. Anything herein contained to the contrary notwithstanding, any moneys at any time deposited with the Trustee pursuant to the provisions hereof for the payment of the principal, premium or interest of or upon any Bond or interest coupon and remaining unclaimed for three (3) years after the date upon which such payment shall have become due shall, upon the request of the Company, be repaid to it by the Trustee; provided, that, before being required to make any such repayment, the Trustee may, at the expense of the Company, cause to be published, once a week for four (4) successive calendar weeks, in a daily newspaper, printed in the English language, published and of general circulation in the Borough of Manhattan, The City of New York, State of New York, and in a daily newspaper, printed in the English language, published and of general circulation in each of the other cities (if any) in which such principal, premium or interest, as the case may be, was payable in accordance with the terms of the Bond or interest coupon with respect to which such moneys were deposited, notice that the said moneys have not been claimed, and that after a date named in such notice, the balance of such moneys then unclaimed will be repaid to the Company."

Section 4. Certain Amendments to Article Twelfth. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second or Ninety-third Series, or of any subsequently created series, to amend at any time Article Twelfth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending Paragraph A of Section 2 of Article Twelfth of the Indenture by the addition of the following:

"The Trustee may, and, upon written request of the Company or of the holders of a majority in principal amount of the Bonds outstanding, shall, fix a day, not less than ten (10) days prior to the date of first publication of notice of such meeting, as a record date for the determination of holders of Registered Bonds without coupons, and of Coupon Bonds registered as to principal (otherwise than to bearer), entitled to notice of and to vote at such meeting and any adjournment thereof, and only such registered holders who shall have been such on the date so fixed shall be entitled to notice of and to vote such Bonds at such meeting, and the Registered Bonds without coupons, and the Coupon Bonds registered as to principal (otherwise than to bearer), on such record date may be voted at such meeting and any adjournment thereof only by the persons who shall have been registered holders of such Bonds on such record date or their proxies, notwithstanding any registration of transfer of any such Bonds on the books of the Company after such date. If any Registered Bonds without coupons shall be transferred or shall be exchanged for Coupon Bonds after such record date, or if any Coupon Bonds registered as to principal (otherwise than to bearer) on such record date shall thereafter be registered to bearer, a suitable notation shall be made upon such Bonds at the time of registration of transfer from such registered holder’s name or exchange, as the case may be, to record the fact that the registered holder of such Bonds on said record date or his proxies shall be the only persons entitled to vote such Bonds at the meeting. If any Coupon Bond not registered as to principal upon such record date is thereafter so registered (otherwise than to bearer) or is thereafter exchanged for a Registered Bond, the first registered holder in whose name such Bond shall be so registered shall be deemed to have been the registered holder of such Bond on the record date for the purposes of this section, and upon such registration or exchange a notice of such meeting shall be delivered to such registered holder. In any case where a record date is fixed as aforesaid, the list of Bondholders referred to in Paragraph B of this Section 2 shall be based upon the holdings of Bonds on such record date, but shall also include the holder of Coupon Bonds registered as to principal (otherwise than to bearer) after such record date and prior to such meeting and the holders of Registered Bonds received in exchange for Coupon Bonds after such record date and prior to such meeting."

Section 5. Additional Amendment to Article Twelfth. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second Series or Ninety-third Series, or of any subsequently created series, to amend at any time Article Twelfth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by adding the following Paragraph G to Section 2 thereof:

"G. Whenever the Company shall deliver to the Trustee an instrument or instruments executed by holders of at least sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds affected and outstanding at the time of such delivery, consenting to the substance of a proposed modification or amendment to the provisions hereof, thereupon the Trustee shall execute a supplemental indenture in substantially the form provided for by or in such instrument or instruments, and no holder of any Bond shall have any right or interest to object to the execution of said supplemental indenture or to object to any of the terms or provisions therein contained, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Company from executing the same or from taking any action pursuant to the provisions thereof, provided that, in lieu of an instrument or instruments executed by holders of Bonds, the consent of the holders of any series of Bonds to any such proposed modification or amendment may be set forth in and evidenced by the supplemental indenture establishing the terms and provisions of such series; and provided further that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal and interest on any Bond outstanding at the time and place and at the rate and in the currency prescribed therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or (d) permit a reduction of the percentage required for any change or modification of the indenture, without the consent of the holders of all outstanding Bonds.

It shall not be necessary for any consent of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent approves the substances of the matters to which such consent relates. Any consent executed and delivered by any Bondholder shall be binding upon all future holders of Bonds held by such Bondholder at the time of execution of such consent, including without limitation any Bonds issued in substitution or exchange therefor, whether upon transfer or otherwise."

Section 6. Amendment to Article Thirteenth. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second Series or Ninety-third Series, or of any subsequently created series, to amend at any time Article Thirteenth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending the first paragraph of Section 1 thereof so that, as so amended, it shall be and read as follows:

"SECTION 1. Any demand, consent, waiver, request, notice or other instrument in writing required or provided by this Indenture to be signed or executed by the holders of any Bonds may be in any number of concurrent writings of similar tenor, and may be signed or executed by such holders in person or by attorney appointed in writing.

The fact and date of the execution by any person of any such instrument, or of the writing appointing any such attorney, and of the ownership by any person of any Bonds, may be proved in any manner deemed sufficient by the Trustee, and such proof shall be conclusive in favor of the Trustee and the Company.

Without limiting the generality of the foregoing paragraph:

A. The signature on a proxy, consent or other such instrument or writing, if believed by the Trustee to be genuine, shall be sufficient to establish the fact of the execution thereof.

B. The fact of the ownership of any Coupon Bond which shall not at the time be registered as to principal or shall be registered to bearer, and the denomination and serial number of such Bonds and the date of holding the same, may be proved by a certificate executed by any trust company, bank, banker or other depositary (wherever situated), showing that at the date therein mentioned the person named in such certificate had on deposit with such depositary the Bond described in such certificate. For all purposes of this Indenture and of any proceedings pursuant hereto for the enforcement hereof or otherwise, to the extent permitted by the provisions of Section 4 of Article Tenth, such person shall be deemed to continue to be the owner of such Bond until the Trustee shall have received notice in writing to the contrary. The ownership of any Registered Bond or of any Coupon Bond which shall at the time be registered as to principal (otherwise than to bearer) shall be proved by the register of Bonds maintained for such purpose."

Section 7. Additional Amendment to Article Fourth. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second or Ninety-third Series, or of any subsequently created series, to amend at any time Article Fourth of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending subparagraph (3) of Paragraph E of Section 9 thereof so that, as so amended, it shall be and read as follows:

"(3) A statement, in form satisfactory to the Trustee, signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company, and verified on information and belief by one of such officers not more than sixty (60) days prior to the receipt thereof by the Trustee, certifying (a) that the Bonds so delivered had previously been actually negotiated by the Company for value; (b) that the Company had bona fide purchased or contracted to purchase the said Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds at prices (inclusive of accrued interest) to be set forth in the statement, and that such prices were not in excess of 115% of the principal amount of said Bonds, Underlying Mortgage Obligations and Constituent Corporation Bonds; (c) that the Company is not, so far as known to the officers signing such statement, in default with respect to the performance or observance of any covenant or agreement contained in this Indenture; and (d) that it is not then necessary to retire the Underlying Mortgage Obligations to be purchased to eliminate any excess of the nature described in Paragraph D of Section 7 hereof."

Section 8. Amendment to Article Seventh. The Company reserves the right, without any consent or other action by holders of the Bonds of the Eighty-third Series, Eighty-fourth Series, Eighty-fifth Series, Eighty-ninth Series, Ninetieth Series, Ninety-first Series, Ninety-second or Ninety-third Series, or of any subsequently created series, to amend at any time Article Seventh of the Indenture, as it may heretofore, hereby and hereafter be or have been supplemented and amended, by amending Paragraph E of Section 2 thereof so that, as so amended, it shall be and read as follows:

"E. To the purchase of Bonds of any series issued and outstanding hereunder or of Underlying Mortgage Obligations or of Constituent Corporation Bonds at not in excess of 115% of the principal amount thereof, in accordance with the provisions of Paragraph E of Section 9 of Article Fourth."

ARTICLE XV

MISCELLANEOUS PROVISIONS

Section 1. Amendment of Indenture. This Supplemental Indenture shall, pursuant to the provisions of Section 4 of Article Twelfth of the Indenture, hereafter form a part of the Indenture; and all the terms and conditions contained in this Supplemental Indenture as to any provision authorized to be contained herein shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes. Except as expressly amended and supplemented by this Supplemental Indenture, the Indenture is hereby ratified and confirmed in all respects.

Section 2. Execution in Counterparts. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an originals and shall remain in full force and effect, and all such counterparts shall together constitute but one and the same instrument.

Section 3. Headings. Headings of Articles and Sections of this Supplemental Indenture are intended for ease of reference and are not a part of the terms of this Supplemental Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed in their respective corporate names by their respective officers thereunto duly authorized, and their respective corporate seals to be hereto attached and to be duly attested, all as of the day and year first above written.

NIAGARA MOHAWK POWER CORPORATION
(SEAL)
By: _________________________
:	Name Title
Attest:
______________________________
Name: Title:
HSBC BANK USA
(SEAL)
By: _________________________
Name Title
Attest:
______________________________
Name: Title:

STATE OF NEW YORK )
: ss.:
COUNTY OF NEW YORK )

On this ___________ day of ________________, 2003, before me personally came ________________________ and ________________________, each to me personally known, who, being by me duly sworn, did depose and say that he/she resides at ________________________________ and ________________________________, respectively; that he/she is a/the ________________ and ____________ secretary, respectively, of Niagara Mohawk Power Corporation, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his name thereto by like order.

______________________________
Notary Public
My Commission Expires:

STATE OF NEW YORK )
: ss.:
COUNTY OF NEW YORK )

On this ___________ day of ____________, 2003, before me personally came ________________________ and _________________________each to me personally known, who, being by me duly sworn, did depose and say that he/she resides at _____________________________________ and _____________________________________, respectively; that he/she is a/the ___________________ and ________________ secretary, respectively, of HSBC Bank USA, the ___________________ described in and which executed the above instrument; that he/she knows the seal of said _____________________; that the seal affixed to said instrument is such ________________ seal; that it was so affixed by order of the Board of Directors of said ___________________, and that he/she signed his name thereto by like order.

______________________________
Notary Public
My Commission Expires:

Exhibit A
Form of Bonds

THIS BOND MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A BOND REGISTERED, AND NO TRANSFER OF THIS BOND IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE SERIES _____ NYSERDA TRUSTEE OR ITS SUCCESSOR OR THE BOND INSURER OR ITS SUCCESSOR, AS DESCRIBED HEREIN AND ON THE REVERSE HEREOF.

THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS") AND RECORD OR BENEFICIAL OWNERSHIP OF THIS BOND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS AND IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH ON THE REVERSE HEREOF.

No. RU-__	$___________

NIAGARA MOHAWK POWER CORPORATION

FIRST MORTGAGE BOND
FLOATING RATE SERIES ___ DUE _______

NIAGARA MOHAWK POWER CORPORATION, a New York corporation (herein called the "Company"), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of __________________ Dollars ($________) or, if less, such principal amount as is equal to the aggregate principal amount of Series ________ NYSERDA Bonds (as defined in the Supplemental Indenture dated as of May 1, 2003), on ____________ or such earlier date or dates on which the principal amount of outstanding Series _________ NYSERDA Bonds is stated to be due and payable (whether due to optional prepayment or acceleration) under the Series ________ NYSERDA Indenture, and to pay interest (as defined below) as provided below and on the reverse hereof.

Both principal of and interest on this Bond and premium, if any, are payable at the corporate trust office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature (or manual signature) of its President or a Vice President and imprinted with its corporate seal (or a facsimile thereof), attested by a facsimile of the signature (or manual signature) of its Secretary or an Assistant Secretary.

Dated: __________ __, 2003

NIAGARA MOHAWK POWER CORPORATION
By:____________________________
Attest:
____________________________
Asst. Secretary

This is one of the Bonds of the Series designated above described in the within-mentioned Indenture.

HSBC BANK USA as Trustee
By:______________________________ Authorized Officer

[Reverse of Bond of the _______________ Series]

This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series (the Bonds of the series of which this Bond is a part being herein called the "Bonds of the ______________ Series"), all of the Bonds of all series being issued or to be issued under and, irrespective of the time of issue, all equally secured by a Mortgage Trust Indenture (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named or its predecessor as Trustee hereunder is or shall be a party, called the "Indenture"), dated as of October 1, 1937, to HSBC Bank USA (successor to Bankers Trust Company, in turn, successor to Marine Midland Bank, in turn, successor to Marine Midland Bank, N.A., a national banking association and, in turn, successor to Marine Midland Bank, a corporation duly organized and existing under the laws of the State of New York, formerly named the Marine Midland Trust Company of New York, Marine Midland Grace Trust Company of New York and Marine Midland Bank – New York and hereinafter, with its successors as defined in the Indenture, referred to as the "Trustee"), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of and interest on this Bond as herein provided.

The Bonds of the _____________ Series have been issued to The Bank of New York, as trustee (the "Series ______ NYSERDA Trustee") under the Indenture of Trust dated as of __________ (as the same may be amended, supplemented or otherwise modified from time to time, the "Series ________ NYSERDA Indenture") between the New York State Energy Research and Development Authority ("NYSERDA") and the Series ______ NYSERDA Trustee in respect of the pollution control bonds issued under the Series _____ NYSERDA Indenture (the Series _____ NYSERDA Bonds"), (i) to evidence the obligation of the Company to make payments in respect of the principal amount of the Series _______ NYSERDA Bonds, interest on the principal amount of the Series _______ NYSERDA Bonds and premium, if any, payable upon prepayment or redemption of the Series _______ NYSERDA Bonds and (ii) to provide to the Series _____ NYSERDA Trustee the benefit of the security provided for under the Indenture and by the Bonds in respect of the obligations of the Company set forth in clause (i) of this sentence.

Interest on this Bond accrues and is payable at the same rates and on the same dates as provided in the Series _____ NYSERDA Indenture for the accrual and payment of interest in respect of outstanding principal of the Series ______ NYSERDA Bonds.

The obligation of the Company to make payments with respect to the principal of, interest on, and premium, if any, with respect to Bonds of the _____________ Series shall be fully or partially, as the case may be, satisfied and discharged, and the amount of any such payments shall be reduced, to the extent that the Company shall have made the payment, in full or in part, of principal and premium, if any, and interest then due on the Series _______ NYSERDA Bonds, and the Trustee shall not have received written notice from the Company that the obligation of the Company shall not be so satisfied and discharged and the amount of any such payment so reduced. Notwithstanding the foregoing, the principal and interest due on this Bond shall continue or be reinstated, as the case may be, if at any time any payment of principal or interest (whether paid under this Bond or the Series ______ NYSERDA Bonds) is rescinded or must otherwise be returned by the Series _____ NYSERDA Trustee, the holders of the Series ______ NYSERDA Bonds, or any other person upon the insolvency, bankruptcy or reorganization of the Company or by operation of law, all as though payment had not been made.

The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of 66-2/3 per cent in principal amount of the Bonds then outstanding affected by such change or modification, given as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, and premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture, except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or (d) permit a reduction of the percentage required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

The outstanding principal indebtedness evidenced by this Bond together with accrued interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

Each Bond of the ______________ Series shall be dated as of the date of its authentication, and shall bear interest from such date.

Upon surrender for cancellation, at any time or from time to time, of Bonds of the ______ Series by the Series _____ NYSERDA Trustee to the Trustee, the Bonds so surrendered shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds shall be cancelled.

The Bonds of the _____________ Series are subject to mandatory redemption, in whole or in part, in the event of any optional or mandatory redemption of the Series ______ NYSERDA Bonds, in each case upon notice given as provided in the Series ______ NYSERDA Indenture, at the applicable redemption price specified in the Series _____ NYSERDA Indenture for the Series _______ NYSERDA Bonds being redeemed, in such amount as, together with any moneys available therefor under the Series ______ NYSERDA Indenture, shall be required, in accordance with the provisions of the Participation Agreement dated as of ____________ between the Company and NYSERDA, as amended, and the Series ______ NYSERDA Indenture, to pay the principal of and premium, if any, and interest on the Series ________ NYSERDA Bonds so redeemed.

The Bonds of the ___________ Series are subject to mandatory redemption, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued to the date fixed for redemption, upon a declaration by the Series _____ NYSERDA Trustee that the principal of all Series _______ NYSERDA Bonds then outstanding is immediately due and payable pursuant to the Series _____ NYSERDA Indenture and upon written notice thereof by the Series _____ NYSERDA Trustee to the Trustee at least 30 days prior to the date fixed for redemption, provided that no written cancellation of such declaration shall have been received by the Trustee and the Company prior to notice of such redemption having been given to the Trustee.

The Bonds of the ___________ Series may not be redeemed, either as a whole or in part, except in connection with the payment of a like principal amount of Series _______ NYSERDA Bonds, either by redemption or at maturity (stated or otherwise). The principal amount of the Series _______ NYSERDA Bonds and, therefore, the principal of the Bonds of the ____________ Series, may be prepaid, and the due dates thereof shall be accelerated, in accordance with the terms of the Series ______ NYSERDA Indenture.

No recourse shall be had for the payment of any part of principal of, or interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

If this Bond or any part thereof is called for redemption and payment duly provided, this Bond or such part thereof shall cease to bear interest from and after the date fixed for such redemption.

This Bond is nontransferable except to effect transfer to the Bond Insurer or to any successor to either the Series ______ NYSERDA Trustee or the Bond Insurer, registration of any such transfer of this Bond may be made by the registered owner (or assigns) in person or by duly authorized attorney, at the principal corporate trust office of the Trustee, or at such other offices or agencies of the Trustee or the Company as shall be maintained for such purpose, upon surrender and cancellation of this Bond, accompanied by a written instrument of transfer in a form approved by the Company and the Trustee, duly executed by the registered holder of this Bond or by his duly authorized attorney, and thereupon a new Bond or Bonds of the _______________ Series, for a like principal amount and having the same interest rate and maturity date, will be issued to the Bond Insurer or to the successor to the Series ______NYSERDA Trustee or the Bond Insurer, as the case may be, in exchange therefor, as provided in the Indenture. No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and the Company, the Trustee and any paying agent or agency may disregard any notice to the contrary, whether this Bond or interest thereon shall be overdue or not. This Bond, alone or with other Bonds of the ______________ Series, may in like manner be exchanged at such office or agency for one or more new Bonds of the _______________ Series of the same aggregate principal amount and having the same interest rate and maturity date, all as provided in the Indenture.